JAYHAWK ENERGY INC.

Evaluation of Crude Oil Reserves
Based on Constant Prices and Costs
As of September 30, 2011

McDaniel
& Associates Consultants Ltd.

JAYHAWK ENERGY INC.

Evaluation of Crude Oil Reserves
Based on Constant Prices and Costs
As of September 30, 2011

Prepared For:

JayHawk Energy Inc.
611 East Sherman
Coeur d'Alene, Idaho
USA 83814

Prepared By:

McDaniel & Associates Consultants Ltd.
2200, 255 – 5th Avenue SW
Calgary, Alberta
T2P 3G6

January 2012

McDaniel
& Associates Consultants Ltd.

JAYHAWK ENERGY INC.

TABLE OF CONTENTS

McDaniel
& Associates Consultants Ltd.

January 30, 2012

JayHawk Energy Inc.
611 East Sherman
Coeur d'Alene, Idaho
USA 83814

Attention: Mr. Kelly Stopher, Chief Financial Officer

Reference: **JayHawk Energy Inc.**
Evaluation of Crude Oil Reserves
Forecast Prices and Costs

Dear Sir:

Pursuant to your request, we have prepared an evaluation of the proved and probable crude oil reserves and the net present values of these reserves for the petroleum interests of JayHawk Energy Inc., hereinafter referred to as the "Company", as of September 30, 2011. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with the Canadian standards set out in the Canadian Oil and Gas Evaluation Handbook (COGEH) and National Instrument NI 51-101, except that income tax calculations have been excluded.

The future net revenues and net present values presented in this report were calculated using constant prices and costs based on the average first-day-of-the-month crude oil, natural gas and natural gas product prices for the 12 month period from October 2010 to September 2011 with no inflation of operating or capital costs and were presented in US dollars. All of the future net revenues and net present value estimates in this report are presented before income taxes. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates.

The property evaluated in this report was indicated to include essentially all of the Company's conventional petroleum interests in the Crosby area in North Dakota, USA.

The Company's share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. The location of the Company's property and a summary of the forecast production, net revenue and reserves distributions are presented graphically in this section. Tables summarizing the reserves, production and revenues for the various reserves classes

are presented in Appendices 1 to 10. A summary of the Company's interests and encumbrances in each property is presented in Appendix 11. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the "Evaluation Methodology" section.

Detailed reserves estimates, future net revenue forecasts and other supporting data for the property is reviewed in detail are provided in the Detailed Property Report in Appendix 12. A detailed description of the economic factors employed to derive the future net revenue forecasts were also included therein.

In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report.

The reserves estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. Individual property reserves estimates may not reflect the same confidence level as required by the reserves definitions for the overall group of properties. Consequently, McDaniel & Associates reserves the right to re-assess the reserves estimates and future net revenues for any individual property or group of properties if considered in isolation.

This report was prepared by McDaniel & Associates Consultants Ltd. for the exclusive use of JayHawk Energy Inc. and is not to be reproduced, distributed or made available, in whole or in part, to any person, company or organization other than JayHawk Energy Inc. without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.
APEGGA PERMIT NUMBER: P3145

"signed by B. J. Wurster"	"signed by D. L. Newman"
B. J. Wurster, P. Eng.	D. L. Newman, P. Geol.

BJW/DLN:jep
[12-0031]

CERTIFICATE OF QUALIFICATION

I, Bryan J. Wurster, Petroleum Engineer of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1. That I am a Vice President of McDaniel & Associates Consultants Ltd., APEGGA Permit Number P3145, which Company did prepare, at the request of JayHawk Energy Inc., the report entitled "JayHawk Energy Inc., Evaluation of Crude Oil Reserves, Based on Constant Prices and Costs, As of September 30, 2011", dated January 30, 2012, and that I was involved in the preparation of this report.

2. That I attended the University of Manitoba in the years 1993 to 1997 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers, Geologists & Geophysicists of Alberta; that I am a member of the Canadian Institute of Mining and Metallurgy and that I have in excess of thirteen years experience in oil and gas reservoir studies and evaluations.

3. That McDaniel & Associates Consultants Ltd., its officers or employees, have no direct or indirect interest, nor do they expect to receive any direct or indirect interest in any properties or securities of JayHawk Energy Inc., any associate or affiliate thereof.

4. That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

PROFESSIONAL ENGINEER
BRYAN J. WURSTER
ALBERTA

"signed by B. J. Wurster"

B. J. Wurster, P. Eng.

Calgary, Alberta
Dated: January 30, 2012

CERTIFICATE OF QUALIFICATION

I, David L. Newman, Petroleum Geologist of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1. That I am a Geologist of McDaniel & Associates Consultants Ltd., APEGGA Permit Number P3145, which Company did prepare, at the request of JayHawk Energy Inc., the report entitled "JayHawk Energy Inc., Evaluation of Crude Oil Reserves, Based on Constant Prices and Costs, As of September 30, 2011", dated January 30, 2012, and that I was involved in the preparation of this report.

2. That I attended Memorial University of Newfoundland in the years 1989 to 1998, graduating with a Bachelor of Science degree in Geology; that I am a member of the Canadian Society of Petroleum Geologists and American Society of Petroleum Geologists; that I am a registered Professional Geologist with the Association of Professional Engineers, Geologists & Geophysicists of Alberta and that I have in excess of ten years experience in oil and gas reservoir studies and evaluations.

3. That McDaniel & Associates Consultants Ltd., its officers or employees, have no direct or indirect interest, nor do they expect to receive any direct or indirect interest in any properties or securities of JayHawk Energy Inc., any associate or affiliate thereof.

4. That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

PROFESSIONAL GEOLOGIST
DAVID L. NEWMAN
ALBERTA

"signed by D. L. Newman"

D. L. Newman, P. Geol.

Calgary, Alberta
Dated: January 30, 2012

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
All Reserve Categories

	Remaining Reserves (Mbbl)			Before Tax Cash Flow NPV (4)(5) (M$)					
	WI	RI	Net (1)	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Proved Developed Producing									
Light/Medium Oil	47.0	-	38.5	1,870.0	1,639.3	1,454.6	1,305.5	1,183.7	1,083.1
Total				**1,870.0**	**1,639.3**	**1,454.6**	**1,305.5**	**1,183.7**	**1,083.1**
Proved Developed Non-Producing									
Light/Medium Oil	8.4	-	7.1	374.8	320.3	277.3	243.0	215.3	192.6
Total				**374.8**	**320.3**	**277.3**	**243.0**	**215.3**	**192.6**
Proved Undeveloped									
Light/Medium Oil	26.0	-	21.4	379.0	226.7	114.5	30.5	-33.3	-82.4
Total				**379.0**	**226.7**	**114.5**	**30.5**	**-33.3**	**-82.4**
Total Proved									
Light/Medium Oil	81.4	-	66.9	2,623.8	2,186.3	1,846.4	1,579.0	1,365.7	1,193.3
Total				**2,623.8**	**2,186.3**	**1,846.4**	**1,579.0**	**1,365.7**	**1,193.3**
Total Probable									
Light/Medium Oil	23.1	-	19.0	1,060.1	743.6	539.9	404.8	312.5	247.7
Total				**1,060.1**	**743.6**	**539.9**	**404.8**	**312.5**	**247.7**
Total Proved + Probable									
Light/Medium Oil	104.5	-	85.9	3,683.9	2,929.9	2,386.3	1,983.8	1,678.2	1,441.0
Total				**3,683.9**	**2,929.9**	**2,386.3**	**1,983.8**	**1,678.2**	**1,441.0**
BOE Reserves & NPV/BOE (2)(3)									
Proved Developed Producing	47.0	-	38.5	39.78	34.87	30.94	27.77	25.18	23.04
Proved Developed Non-Producing	8.4	-	7.1	44.44	37.98	32.88	28.81	25.52	22.84
Proved Undeveloped	26.0	-	21.4	14.58	8.72	4.41	1.17	-1.28	-3.17
Total Proved	81.4	-	66.9	32.22	26.84	22.67	19.39	16.77	14.65
Total Probable	23.1	-	19.0	45.97	32.24	23.41	17.55	13.55	10.74
Total Proved + Probable	104.5	-	85.9	35.25	28.03	22.83	18.98	16.06	13.79

(1) After royalty deductions.
(2) Oil Equivalent based on 6:1 Mcf/bbl Gas, 1:1 bbl/bbl Liquids.
(3) Based on Co. Share
(4) No allowance was made for the degree of risk associated with any of the reserve categories.
(5) Costs associated with extraction of natural gas products have in most cases been deducted from the natural gas revenues.


Saskatchewan
Manitoba
Crosby
North Dakota
Montana
Minnesota
Bismarck
South Dakota
1:3,000,000
0
50
100
Kilometers
JayHawk Energy Inc.
Property Location Map
ND / lmb 26-Jan-12
McDaniel

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2011
Total Company
Company Share

Crude Oil Production Profile



Produciton - bbl/day
10
1
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Proved Producing
Total Proved
Proved & Probable

Future Net Operating Income (Before Capital Costs)



Net Operating Income - $M/yr
900
800
700
600
500
400
300
200
100
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Proved Producing
Total Proved
Proved & Probable

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Reserves Distribution by Reserves Class and Product

Reserves Distribution by Reserves Class



PAUD
8%
PANP
2%
PADP
12%
PDP
45%
PUD
25%
PNP
8%

Reserves Distribution by Product
Total Proved Reserves



Light/Medium Oil
100%

Reserves Distribution by Product
Total Proved & Probable Reserves



Light/Medium Oil
100%

McDaniel & Associates Consultants Ltd.

October 1, 2011 Constant Product Price Schedule

Crude Oil Prices

West Texas Intermediate ($U.S./bbl) (1)	94.50

1) Based on the average first-day-of-the-month price for the months of October 2010 to September 2011. Oil prices based on postings from Flint Hills, Imperial, Shell and Suncor.

JAYHAWK ENERGY INC.

Evaluation of Crude Oil Reserves
Based on Constant Prices and Costs
As of September 30, 2011

Evaluation Methodology

INTRODUCTION

Estimates of the proved and probable crude oil reserves and the associated net present values before income taxes attributable to the properties of the Company have been presented in this report as of September 30, 2011. Reserves estimates were prepared for one property in which the Company was indicated to have an interest in North Dakota, USA based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs.

The basic information employed in the preparation of this report was obtained from the Company's files, public sources and from our own non-confidential files. A field inspection of the property was not conducted in view of the generally accepted reliability of the data sources for United States properties.

Detailed reserves estimates, future net revenue forecasts and other supporting data for the property is reviewed in detail are provided in the Detailed Property Report in Appendix 12. A detailed description of the economic factors employed to derive the future net revenue forecasts were also included therein.

The effective date of this report is September 30, 2011. The reserves estimates presented herein were based on the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (COGEH) and National Instrument NI 51-101. A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section.

RESERVES ESTIMATES

Crude Oil

The crude oil reserves estimates presented in this report were based on a review of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the original oil in-place were based on individual well petrophysical interpretations,

geological studies of pool configurations, and in some cases on published estimates. In those cases where indicative oil production decline and oil cut trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. Where definitive production information was not yet available, the reserves estimates were usually volumetrically determined using recovery factors based on analogy with similar wells or reservoirs or on estimates of recovery efficiencies. The cumulative production figures were taken from published sources or from records of the Company and estimated for those recent periods where such data were not available.

RESERVES DEFINITIONS

The crude oil, natural gas and natural gas products reserves estimates presented in this report have been based on the definitions and guidelines prepared by the Standing Committee on Reserves Definitions of the CIM (Petroleum Society) as presented in the COGE Handbook. A summary of those definitions is presented below.

Reserves Categories

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on:

- analysis of drilling, geological, geophysical and engineering data;
- the use of established technology; and
- specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates

- **Proved reserves** are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.
- **Probable reserves** are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.
- **Possible reserves** are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Other criteria that must also be met for the categorization of reserves are provided in the COGE Handbook.

Development and Production Status

Each of the reserves categories (proved, probable and possible) may be divided into developed and undeveloped categories:

- **Developed reserves** are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (for example, when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.
- **Developed producing reserves** are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut-in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.
- **Developed non-producing reserves** are those reserves that either have not been on production, or have previously been on production, but are shut-in, and the date of resumption of production is unknown.
- **Undeveloped reserves** are those reserves expected to be recovered from known accumulations where a significant expenditure (for example, when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

  In multi-well pools it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities and completion intervals in the pool and their respective development and production status.

Levels of Certainty for Reported Reserves

The qualitative certainty levels referred to in the definitions above are applicable to individual reserves entities (which refers to the lowest level at which reserves calculations are performed) and to reported reserves (which refers to the highest-level sum of individual entity estimates for which reserves estimates are presented). Reported reserves should target the following levels of certainty under a specific set of economic conditions:

- at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;
- at least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable reserves; and

- at least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable plus possible reserves.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in the COGE Handbook.

NET PRESENT VALUE ESTIMATES

The net present values of the crude oil reserves were obtained by employing future production and revenue analyses. The future crude oil production was generally predicated on the anticipated performance characteristics of the individual wells and reservoirs in question.

The Company's share of future crude oil revenue was derived by employing the Company's share of production and the indicated reference crude oil price less the historical quality and transportation price differential for each respective field. Overriding royalties payable to others were estimated based on the indicated applicable rates.

In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company's share of future net revenues. An allowance for future well abandonment costs was made for all of the Company's working interest wells, however, no allowance was made for the reclamation of well sites or the abandonment and reclamation of any facilities. The net present values were then obtained by employing 5, 10, 15 and 20 percent nominal annual discount rates compounded annually.

The Company's share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report.

All of the future net revenues and net present values estimated in this report are presented before income taxes.

The future net revenue forecasts and net present value estimates for the probable reserves were calculated by subtracting the total proved forecasts from the proved plus probable forecasts.

Summaries of the Company's share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, future net revenue, and net present values are presented in detailed tabulations for each reserves category in Appendices 1 to 10.

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Total Proved

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	2.60	30.6	2.8	80.00	225.4	-	-	-	-	-	-	-	-	-	-	-	-	225.4
2012	3.36	39.0	14.3	80.00	1,143.3	-	-	-	-	-	-	-	-	-	-	-	-	1,143.3
2013	3.90	41.3	15.1	80.00	1,205.5	-	-	-	-	-	-	-	-	-	-	-	-	1,205.5
2014	3.90	31.0	11.3	80.00	906.4	-	-	-	-	-	-	-	-	-	-	-	-	906.4
2015	3.90	25.3	9.2	80.00	737.9	-	-	-	-	-	-	-	-	-	-	-	-	737.9
2016	3.90	21.4	7.8	80.00	627.0	-	-	-	-	-	-	-	-	-	-	-	-	627.0
2017	3.90	18.6	6.8	80.00	542.5	-	-	-	-	-	-	-	-	-	-	-	-	542.5
2018	3.90	16.4	6.0	80.00	478.5	-	-	-	-	-	-	-	-	-	-	-	-	478.5
2019	3.90	14.0	5.1	80.00	409.5	-	-	-	-	-	-	-	-	-	-	-	-	409.5
2020	1.95	5.0	1.8	80.00	146.3	-	-	-	-	-	-	-	-	-	-	-	-	146.3
2021	0.65	2.8	1.0	80.00	81.2	-	-	-	-	-	-	-	-	-	-	-	-	81.2
2022 (2)	0.65	2.6	0.2	80.00	12.2	-	-	-	-	-	-	-	-	-	-	-	-	12.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.42 yr			81.4	80.00	6,515.8		-	-	-		-	-	-		-	-	-	6,515.8

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	40.8	-	40.8	18.1	25.1	2.3	184.6	-	-	-	-	-	-	-	-	-	184.6
2012	-	204.4	-	204.4	17.9	32.1	11.7	938.9	-	-	-	-	-	-	-	-	-	938.9
2013	-	214.6	-	214.6	17.8	33.9	12.4	990.9	-	-	-	-	-	-	-	-	-	990.9
2014	-	161.4	-	161.4	17.8	25.5	9.3	745.1	-	-	-	-	-	-	-	-	-	745.1
2015	-	131.3	-	131.3	17.8	20.8	7.6	606.6	-	-	-	-	-	-	-	-	-	606.6
2016	-	111.6	-	111.6	17.8	17.6	6.4	515.4	-	-	-	-	-	-	-	-	-	515.4
2017	-	96.5	-	96.5	17.8	15.3	5.6	446.0	-	-	-	-	-	-	-	-	-	446.0
2018	-	85.2	-	85.2	17.8	13.5	4.9	393.3	-	-	-	-	-	-	-	-	-	393.3
2019	-	72.7	-	72.7	17.8	11.5	4.2	336.8	-	-	-	-	-	-	-	-	-	336.8
2020	-	26.2	-	26.2	17.9	4.1	1.5	120.1	-	-	-	-	-	-	-	-	-	120.1
2021	-	14.4	-	14.4	17.8	2.3	0.8	66.8	-	-	-	-	-	-	-	-	-	66.8
2022 (2)	-	2.2	-	2.2	17.7	2.1	0.1	10.1	-	-	-	-	-	-	-	-	-	10.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.42 yr	-	1,161.4	-	1,161.4	17.8		66.9	5,354.5		-	-		-	-		-	-	5,354.5

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	32.8	-	-	-	-	9.2	9.2	142.5	-	-	-	-	-	142.5	142.5	139.9
2012	134.0	-	-	-	-	64.7	64.7	740.2	-	-	65.0	942.5	1,007.5	-267.3	-124.8	-245.5
2013	136.5	-	-	-	-	76.4	76.4	778.0	-	-	-	-	-	778.0	653.2	609.2
2014	136.5	-	-	-	-	53.7	53.7	554.8	-	-	-	-	-	554.8	1,208.0	377.8
2015	136.5	-	-	-	-	42.1	42.1	428.0	-	-	-	-	-	428.0	1,636.0	253.4
2016	136.5	-	-	-	-	34.9	34.9	344.0	-	-	-	-	-	344.0	1,980.0	177.1
2017	136.5	30.0	-	-	-	29.8	29.8	249.7	-	-	-	-	-	249.7	2,229.7	111.8
2018	136.5	-	-	-	-	26.0	26.0	230.8	-	-	-	-	-	230.8	2,460.5	89.9
2019	128.8	-	-	-	-	22.3	22.3	185.6	-	-	-	-	-	185.6	2,646.1	62.8
2020	38.0	19.5	-	-	-	10.9	10.9	51.7	-	-	-	-	-	51.7	2,697.8	15.2
2021	21.5	-	-	-	-	7.7	7.7	37.7	-	-	-	-	-	37.7	2,735.5	9.6
2022 (2)	3.6	58.5	-	-	-	1.2	1.2	-53.2	-	-	-	-	-	-53.2	2,682.3	-11.8
2023	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	2,643.3	-7.5
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,643.3	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	2,623.8	-2.9
10.42 yr	1,177.7	166.5	-	-	-	378.9	378.9	3,631.3	-	-	65.0	942.5	1,007.5	2,623.8		1,579.0

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.42 yr / 13.42 yr
Econ. RLI	8.51 yr
Price Deck	SC120111
Stream Price	N/A
COS/ COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	125.3	81.4	-	81.4	66.9	2,623.8	2,186.3	1,846.4	1,579.0	1,365.7	1,193.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	125.3	81.4	-	81.4	66.9	2,623.8	2,186.3	1,846.4	1,579.0	1,365.7	1,193.3

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Total Proved

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Knudson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	PDP	9.9	-	-	-	222.9	205.3	190.2
Erickson 1-27H-164N-97W	W=65.000	Madison	PDP	9.3	-	-	-	332.9	297.9	269.5
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-100.3	-95.1	-91.0
Landstrom 1-33H-164N-97W	W=65.000	Madison	PDP	11.1	-	-	-	366.6	330.5	301.0
Schutz 5-26H-164N-97W	W=65.000	Madison	PDP	16.7	-	-	-	650.0	580.3	524.5
Subtotal PDP Wells				**47.0**	**-**	**-**	**-**	**1,472.0**	**1,318.9**	**1,194.2**
PNP Wells										
Kearney 4-25H-164N-97W	W=65.000	Madison	PNP	8.4	-	-	-	277.3	243.0	215.3
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W=65.000	Madison	PUD	26.0	-	-	-	114.5	30.5	-33.3
Subtotal Crosby				**81.4**	**-**	**-**	**-**	**1,846.4**	**1,579.0**	**1,365.7**
Subtotal JayHawk Energy Inc.				**81.4**	**-**	**-**	**-**	**1,846.4**	**1,579.0**	**1,365.7**
ARTC / Intl. Tax								**-**	**-**	**-**
Total								**1,846.4**	**1,579.0**	**1,365.7**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Total Proved + Probable

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	2.60	30.6	2.8	80.00	225.4	-	-	-	-	-	-	-	-	-	-	-	-	225.4
2012	3.36	39.6	14.5	80.00	1,159.9	-	-	-	-	-	-	-	-	-	-	-	-	1,159.9
2013	3.90	42.9	15.6	80.00	1,251.5	-	-	-	-	-	-	-	-	-	-	-	-	1,251.5
2014	3.90	34.1	12.5	80.00	996.3	-	-	-	-	-	-	-	-	-	-	-	-	996.3
2015	3.90	28.8	10.5	80.00	841.5	-	-	-	-	-	-	-	-	-	-	-	-	841.5
2016	3.90	25.0	9.2	80.00	732.5	-	-	-	-	-	-	-	-	-	-	-	-	732.5
2017	3.90	22.1	8.1	80.00	645.7	-	-	-	-	-	-	-	-	-	-	-	-	645.7
2018	3.90	19.8	7.2	80.00	578.1	-	-	-	-	-	-	-	-	-	-	-	-	578.1
2019	3.90	17.9	6.5	80.00	522.7	-	-	-	-	-	-	-	-	-	-	-	-	522.7
2020	3.90	16.3	6.0	80.00	477.7	-	-	-	-	-	-	-	-	-	-	-	-	477.7
2021	3.90	15.0	5.5	80.00	436.9	-	-	-	-	-	-	-	-	-	-	-	-	436.9
2022	3.25	7.9	2.9	80.00	230.1	-	-	-	-	-	-	-	-	-	-	-	-	230.1
2023	0.65	3.1	1.1	80.00	91.9	-	-	-	-	-	-	-	-	-	-	-	-	91.9
2024	0.65	2.9	1.1	80.00	85.2	-	-	-	-	-	-	-	-	-	-	-	-	85.2
2025	0.65	2.7	1.0	80.00	79.0	-	-	-	-	-	-	-	-	-	-	-	-	79.0
Rem.	0.65	2.5	0.1	80.00	6.2	-	-	-	-	-	-	-	-	-	-	-	-	6.2
14.33 yr			**104.5**	**80.00**	**8,360.8**		-	-	-		-	-	-		-	-	-	**8,360.8**

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	40.8	-	40.8	18.1	25.1	2.3	184.6	-	-	-	-	-	-	-	-	-	184.6
2012	-	207.4	-	207.4	17.9	32.5	11.9	952.5	-	-	-	-	-	-	-	-	-	952.5
2013	-	222.9	-	222.9	17.8	35.2	12.9	1,028.6	-	-	-	-	-	-	-	-	-	1,028.6
2014	-	177.4	-	177.4	17.8	28.0	10.2	818.9	-	-	-	-	-	-	-	-	-	818.9
2015	-	149.8	-	149.8	17.8	23.7	8.6	691.7	-	-	-	-	-	-	-	-	-	691.7
2016	-	130.4	-	130.4	17.8	20.6	7.5	602.2	-	-	-	-	-	-	-	-	-	602.2
2017	-	114.9	-	114.9	17.8	18.2	6.6	530.8	-	-	-	-	-	-	-	-	-	530.8
2018	-	102.9	-	102.9	17.8	16.3	5.9	475.2	-	-	-	-	-	-	-	-	-	475.2
2019	-	93.0	-	93.0	17.8	14.7	5.4	429.7	-	-	-	-	-	-	-	-	-	429.7
2020	-	85.0	-	85.0	17.8	13.4	4.9	392.7	-	-	-	-	-	-	-	-	-	392.7
2021	-	77.8	-	77.8	17.8	12.3	4.5	359.2	-	-	-	-	-	-	-	-	-	359.2
2022	-	40.8	-	40.8	17.7	6.5	2.4	189.3	-	-	-	-	-	-	-	-	-	189.3
2023	-	16.3	-	16.3	17.8	2.6	0.9	75.6	-	-	-	-	-	-	-	-	-	75.6
2024	-	15.1	-	15.1	17.8	2.4	0.9	70.1	-	-	-	-	-	-	-	-	-	70.1
2025	-	14.0	-	14.0	17.8	2.2	0.8	65.0	-	-	-	-	-	-	-	-	-	65.0
Rem.	-	1.1	-	1.1	17.7	2.1	0.1	5.1	-	-	-	-	-	-	-	-	-	5.1
14.33 yr	-	**1,489.6**	-	**1,489.6**	**17.8**		**85.9**	**6,871.1**		-	-		-	-		-	-	**6,871.1**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	32.8	-	-	-	-	9.2	9.2	142.5	-	-	-	-	-	142.5	142.5	139.9
2012	134.0	-	-	-	-	65.4	65.4	753.0	-	-	65.0	942.5	1,007.5	-254.5	-111.9	-234.2
2013	136.5	-	-	-	-	78.6	78.6	813.5	-	-	-	-	-	813.5	701.6	637.0
2014	136.5	-	-	-	-	59.4	59.4	623.0	-	-	-	-	-	623.0	1,324.6	424.2
2015	136.5	-	-	-	-	48.7	48.7	506.5	-	-	-	-	-	506.5	1,831.1	299.9
2016	136.5	-	-	-	-	41.6	41.6	424.1	-	-	-	-	-	424.1	2,255.2	218.3
2017	136.5	30.0	-	-	-	36.1	36.1	328.1	-	-	-	-	-	328.1	2,583.3	146.9
2018	136.5	-	-	-	-	32.1	32.1	306.7	-	-	-	-	-	306.7	2,890.0	119.4
2019	136.5	-	-	-	-	28.8	28.8	264.5	-	-	-	-	-	264.5	3,154.4	89.5
2020	136.5	19.5	-	-	-	26.2	26.2	210.5	-	-	-	-	-	210.5	3,364.9	62.0
2021	136.5	-	-	-	-	23.8	23.8	198.9	-	-	-	-	-	198.9	3,563.8	50.9
2022	62.2	-	-	-	-	14.8	14.8	112.3	-	-	-	-	-	112.3	3,676.1	25.0
2023	21.5	-	-	-	-	8.7	8.7	45.5	-	-	-	-	-	45.5	3,721.5	8.8
2024	21.5	19.5	-	-	-	8.1	8.1	21.1	-	-	-	-	-	21.1	3,742.6	3.5
2025	21.5	78.0	-	-	-	7.5	7.5	-41.9	-	-	-	-	-	-41.9	3,700.7	-6.1
Rem.	1.8	19.5	-	-	-	0.6	0.6	-16.8	-	-	-	-	-	-16.8	3,683.9	-1.3
14.33 yr	**1,523.7**	**166.5**	-	-	-	**489.5**	**489.5**	**4,691.4**	-	-	**65.0**	**942.5**	**1,007.5**	**3,683.9**		**1,983.8**

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	14.33 yr / 17.33 yr
Econ. RLI	10.92 yr
Price Deck	SC120111
Stream Price	N/A
COS/COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	160.8	104.5	-	104.5	85.9	3,683.9	2,929.9	2,386.3	1,983.8	1,678.2	1,441.0
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**160.8**	**104.5**	-	**104.5**	**85.9**	**3,683.9**	**2,929.9**	**2,386.3**	**1,983.8**	**1,678.2**	**1,441.0**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Total Proved + Probable

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Knudson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	P+PDP	12.5	-	-	-	269.2	242.6	220.9
Erickson 1-27H-164N-97W	W=65.000	Madison	P+PDP	11.9	-	-	-	399.2	347.7	307.8
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-100.3	-95.1	-91.0
Landstrom 1-33H-164N-97W	W=65.000	Madison	P+PDP	14.0	-	-	-	435.9	383.7	342.9
Schutz 5-26H-164N-97W	W=65.000	Madison	P+PDP	21.0	-	-	-	763.7	666.1	591.1
Subtotal PDP Wells				**59.3**	**-**	**-**	**-**	**1,767.6**	**1,545.0**	**1,371.7**
PNP Wells										
Kearney 4-25H-164N-97W	W=65.000	Madison	P+PNP	11.0	-	-	-	338.7	288.3	249.6
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W=65.000	Madison	P+PUD	34.1	-	-	-	297.4	163.9	67.5
Subtotal Crosby				**104.5**	**-**	**-**	**-**	**2,386.3**	**1,983.8**	**1,678.2**
Subtotal JayHawk Energy Inc.				**104.5**	**-**	**-**	**-**	**2,386.3**	**1,983.8**	**1,678.2**
ARTC / Intl. Tax								**-**	**-**	**-**
Total								**2,386.3**	**1,983.8**	**1,678.2**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Total Probable

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Co. Share Oil: Volume Mbbl	Co. Share Oil: Avg. Price $/bbl	Co. Share Oil: Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Co. Share Sales Gas: Volume MMcf	Co. Share Sales Gas: Avg. Price $/Mcf	Co. Share Sales Gas: Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Co. Share Liquids: Volume Mbbl	Co. Share Liquids: Avg. Price $/bbl	Co. Share Liquids: Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Co. Share Sulphur: Volume MLT	Co. Share Sulphur: Avg. Price $/LT	Co. Share Sulphur: Sales Revenue M$	Sales Revenue M$
2012	-	0.6	0.2	80.00	16.5	-	-	-	-	-	-	-	-	-	-	-	-	16.5
2013	-	1.6	0.6	80.00	46.0	-	-	-	-	-	-	-	-	-	-	-	-	46.0
2014	-	3.1	1.1	80.00	89.9	-	-	-	-	-	-	-	-	-	-	-	-	89.9
2015	-	3.5	1.3	80.00	103.5	-	-	-	-	-	-	-	-	-	-	-	-	103.5
2016	-	3.6	1.3	80.00	105.5	-	-	-	-	-	-	-	-	-	-	-	-	105.5
2017	-	3.5	1.3	80.00	103.2	-	-	-	-	-	-	-	-	-	-	-	-	103.2
2018	-	3.4	1.2	80.00	99.6	-	-	-	-	-	-	-	-	-	-	-	-	99.6
2019	-	3.9	1.4	80.00	113.3	-	-	-	-	-	-	-	-	-	-	-	-	113.3
2020	1.95	11.3	4.1	80.00	331.4	-	-	-	-	-	-	-	-	-	-	-	-	331.4
2021	3.25	12.2	4.4	80.00	355.7	-	-	-	-	-	-	-	-	-	-	-	-	355.7
2022	2.60	7.5	2.7	80.00	217.8	-	-	-	-	-	-	-	-	-	-	-	-	217.8
2023	0.65	3.1	1.1	80.00	91.9	-	-	-	-	-	-	-	-	-	-	-	-	91.9
2024	0.65	2.9	1.1	80.00	85.2	-	-	-	-	-	-	-	-	-	-	-	-	85.2
2025	0.65	2.7	1.0	80.00	79.0	-	-	-	-	-	-	-	-	-	-	-	-	79.0
2026 (1)	0.65	2.5	0.1	80.00	6.2	-	-	-	-	-	-	-	-	-	-	-	-	6.2
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14.08 yr			23.1	80.00	1,844.9		-	-	-		-	-	-		-	-	-	1,844.9

Year	Adj. Royalties: Manual M$	Adj. Royalties: Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$	Net Revenue M$
2012	-	3.0	-	3.0	18.1	0.5	0.2	13.6	-	-	-	-	-	-	-	-	-	13.6
2013	-	8.3	-	8.3	17.9	1.3	0.5	37.8	-	-	-	-	-	-	-	-	-	37.8
2014	-	16.0	-	16.0	17.8	2.5	0.9	73.9	-	-	-	-	-	-	-	-	-	73.9
2015	-	18.5	-	18.5	17.8	2.9	1.1	85.1	-	-	-	-	-	-	-	-	-	85.1
2016	-	18.8	-	18.8	17.8	3.0	1.1	86.8	-	-	-	-	-	-	-	-	-	86.8
2017	-	18.4	-	18.4	17.8	2.9	1.1	84.8	-	-	-	-	-	-	-	-	-	84.8
2018	-	17.7	-	17.7	17.8	2.8	1.0	81.9	-	-	-	-	-	-	-	-	-	81.9
2019	-	20.3	-	20.3	17.9	3.2	1.2	93.0	-	-	-	-	-	-	-	-	-	93.0
2020	-	58.8	-	58.8	17.7	9.3	3.4	272.6	-	-	-	-	-	-	-	-	-	272.6
2021	-	63.3	-	63.3	17.8	10.0	3.7	292.4	-	-	-	-	-	-	-	-	-	292.4
2022	-	38.6	-	38.6	17.7	6.1	2.2	179.2	-	-	-	-	-	-	-	-	-	179.2
2023	-	16.3	-	16.3	17.8	2.6	0.9	75.6	-	-	-	-	-	-	-	-	-	75.6
2024	-	15.1	-	15.1	17.8	2.4	0.9	70.1	-	-	-	-	-	-	-	-	-	70.1
2025	-	14.0	-	14.0	17.8	2.2	0.8	65.0	-	-	-	-	-	-	-	-	-	65.0
2026 (1)	-	1.1	-	1.1	17.7	2.1	0.1	5.1	-	-	-	-	-	-	-	-	-	5.1
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14.08 yr	-	328.3	-	328.3	17.8		19.0	1,516.7		-	-		-	-		-	-	1,516.7

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Capital Costs: Leasehold M$	Capital Costs: Tangible M$	Capital Costs: Intangible M$	Capital Costs: Total M$	Before Tax Cash Flow: BTCF M$	Before Tax Cash Flow: Cum. M$	Before Tax Cash Flow: NPV @ 15.0% M$
2012	-	-	-	-	-	0.7	0.7	12.9	-	-	-	-	-	12.9	12.9	11.4
2013	-	-	-	-	-	2.2	2.2	35.5	-	-	-	-	-	35.5	48.4	27.8
2014	-	-	-	-	-	5.7	5.7	68.2	-	-	-	-	-	68.2	116.6	46.4
2015	-	-	-	-	-	6.6	6.6	78.5	-	-	-	-	-	78.5	195.1	46.5
2016	-	-	-	-	-	6.6	6.6	80.1	-	-	-	-	-	80.1	275.2	41.2
2017	-	-	-	-	-	6.4	6.4	78.4	-	-	-	-	-	78.4	353.6	35.1
2018	-	-	-	-	-	6.0	6.0	75.9	-	-	-	-	-	75.9	429.5	29.5
2019	7.7	-	-	-	-	6.4	6.4	78.9	-	-	-	-	-	78.9	508.3	26.7
2020	98.5	-	-	-	-	15.3	15.3	158.8	-	-	-	-	-	158.8	667.1	46.7
2021	115.1	-	-	-	-	16.1	16.1	161.2	-	-	-	-	-	161.2	828.3	41.3
2022	58.6	-58.5	-	-	-	13.7	13.7	165.4	-	-	-	-	-	165.4	993.7	36.8
2023	21.5	-39.0	-	-	-	8.7	8.7	84.5	-	-	-	-	-	84.5	1,078.2	16.3
2024	21.5	19.5	-	-	-	8.1	8.1	21.1	-	-	-	-	-	21.1	1,099.3	3.5
2025	21.5	58.5	-	-	-	7.5	7.5	-22.4	-	-	-	-	-	-22.4	1,076.9	-3.3
2026 (1)	1.8	-	-	-	-	0.6	0.6	2.7	-	-	-	-	-	2.7	1,079.6	0.3
Rem.	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,060.1	-1.6
14.08 yr	346.0	-	-	-	-	110.6	110.6	1,060.1	-	-	-	-	-	1,060.1		404.8

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	14.08 yr / 17.08 yr
Econ. RLI	1,163.30 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	35.5	23.1	-	23.1	19.0	1,060.1	743.6	539.9	404.8	312.5	247.7
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**35.5**	**23.1**	**-**	**23.1**	**19.0**	**1,060.1**	**743.6**	**539.9**	**404.8**	**312.5**	**247.7**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Total Probable

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	PADP	2.6	-	-	-	46.3	37.4	30.7
Erickson 1-27H-164N-97W	W=65.000	Madison	PADP	2.6	-	-	-	66.3	49.7	38.3
Landstrom 1-33H-164N-97W	W=65.000	Madison	PADP	2.9	-	-	-	69.3	53.2	41.9
Schutz 5-26H-164N-97W	W=65.000	Madison	PADP	4.2	-	-	-	113.7	85.8	66.6
Subtotal PDP Wells				**12.3**	**-**	**-**	**-**	**295.6**	**226.1**	**177.5**
PNP Wells										
Kearney 4-25H-164N-97W	W=65.000	Madison	PANP	2.6	-	-	-	61.4	45.3	34.3
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W=65.000	Madison	PAUD	8.1	-	-	-	182.9	133.4	100.8
Subtotal Crosby				**23.1**	**-**	**-**	**-**	**539.9**	**404.8**	**312.5**
Subtotal JayHawk Energy Inc.				**23.1**	**-**	**-**	**-**	**539.9**	**404.8**	**312.5**
ARTC / Intl. Tax								**-**	**-**	**-**
Total								**539.9**	**404.8**	**312.5**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	2.60	30.6	2.8	80.00	225.4	-	-	-	-	-	-	-	-	-	-	-	-	225.4
2012	2.60	24.4	8.9	80.00	715.9	-	-	-	-	-	-	-	-	-	-	-	-	715.9
2013	2.60	20.2	7.4	80.00	589.8	-	-	-	-	-	-	-	-	-	-	-	-	589.8
2014	2.60	17.1	6.2	80.00	498.6	-	-	-	-	-	-	-	-	-	-	-	-	498.6
2015	2.60	14.7	5.4	80.00	429.0	-	-	-	-	-	-	-	-	-	-	-	-	429.0
2016	2.60	12.8	4.7	80.00	375.3	-	-	-	-	-	-	-	-	-	-	-	-	375.3
2017	2.60	11.3	4.1	80.00	330.3	-	-	-	-	-	-	-	-	-	-	-	-	330.3
2018	2.60	10.1	3.7	80.00	294.5	-	-	-	-	-	-	-	-	-	-	-	-	294.5
2019	2.60	8.5	3.1	80.00	247.0	-	-	-	-	-	-	-	-	-	-	-	-	247.0
2020 (8)	1.30	2.8	0.7	80.00	55.3	-	-	-	-	-	-	-	-	-	-	-	-	55.3
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.92 yr			47.0	80.00	3,761.1		-	-	-		-	-	-		-	-	-	3,761.1

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	40.8	-	40.8	18.1	25.1	2.3	184.6	-	-	-	-	-	-	-	-	-	184.6
2012	-	129.9	-	129.9	18.2	20.0	7.3	585.9	-	-	-	-	-	-	-	-	-	585.9
2013	-	107.0	-	107.0	18.1	16.5	6.0	482.8	-	-	-	-	-	-	-	-	-	482.8
2014	-	90.4	-	90.4	18.1	14.0	5.1	408.2	-	-	-	-	-	-	-	-	-	408.2
2015	-	77.8	-	77.8	18.1	12.0	4.4	351.2	-	-	-	-	-	-	-	-	-	351.2
2016	-	68.1	-	68.1	18.1	10.5	3.8	307.2	-	-	-	-	-	-	-	-	-	307.2
2017	-	59.9	-	59.9	18.1	9.3	3.4	270.4	-	-	-	-	-	-	-	-	-	270.4
2018	-	53.5	-	53.5	18.2	8.3	3.0	241.0	-	-	-	-	-	-	-	-	-	241.0
2019	-	44.7	-	44.7	18.1	6.9	2.5	202.3	-	-	-	-	-	-	-	-	-	202.3
2020 (8)	-	10.0	-	10.0	18.2	2.3	0.6	45.2	-	-	-	-	-	-	-	-	-	45.2
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.92 yr	-	682.3	-	682.3	18.1		38.5	3,078.8		-	-		-	-		-	-	3,078.8

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	32.8	-	-	-	-	9.2	9.2	142.5	-	-	-	-	-	142.5	142.5	139.9
2012	111.1	-	-	-	-	29.3	29.3	445.5	-	-	-	97.5	97.5	348.0	490.6	312.7
2013	96.7	-	-	-	-	24.1	24.1	361.9	-	-	-	-	-	361.9	852.5	283.4
2014	96.7	-	-	-	-	20.4	20.4	291.1	-	-	-	-	-	291.1	1,143.5	198.2
2015	96.7	-	-	-	-	17.6	17.6	236.9	-	-	-	-	-	236.9	1,380.4	140.3
2016	96.7	-	-	-	-	15.4	15.4	195.1	-	-	-	-	-	195.1	1,575.6	100.5
2017	96.7	30.0	-	-	-	13.5	13.5	130.2	-	-	-	-	-	130.2	1,705.7	58.3
2018	96.7	-	-	-	-	12.1	12.1	132.3	-	-	-	-	-	132.3	1,838.0	51.5
2019	89.1	-	-	-	-	10.1	10.1	103.1	-	-	-	-	-	103.1	1,941.1	34.9
2020 (8)	16.5	19.5	-	-	-	2.3	2.3	6.9	-	-	-	-	-	6.9	1,948.0	2.0
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,948.0	-
2022	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	1,909.0	-8.7
2023	-	39.0	-	-	-	-	-	-39.0	-	-	-	-	-	-39.0	1,870.0	-7.5
8.92 yr	829.8	127.5	-	-	-	153.9	153.9	1,967.5	-	-	-	97.5	97.5	1,870.0		1,305.5

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.92 yr / 11.92 yr
Econ. RLI	4.91 yr
Price Deck	SC120111
Stream Price	N/A
COS/COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	72.3	47.0	-	47.0	38.5	1,870.0	1,639.3	1,454.6	1,305.5	1,183.7	1,083.1
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	72.3	47.0	-	47.0	38.5	1,870.0	1,639.3	1,454.6	1,305.5	1,183.7	1,083.1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Knudson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	PDP	9.9	-	-	-	222.9	205.3	190.2
Erickson 1-27H-164N-97W	W=65.000	Madison	PDP	9.3	-	-	-	332.9	297.9	269.5
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-100.3	-95.1	-91.0
Landstrom 1-33H-164N-97W	W=65.000	Madison	PDP	11.1	-	-	-	366.6	330.5	301.0
Schutz 5-26H-164N-97W	W=65.000	Madison	PDP	16.7	-	-	-	650.0	580.3	524.5
Subtotal PDP Wells				**47.0**	**-**	**-**	**-**	**1,472.0**	**1,318.9**	**1,194.2**
Subtotal Crosby				**47.0**	**-**	**-**	**-**	**1,454.6**	**1,305.5**	**1,183.7**
Subtotal JayHawk Energy Inc.				**47.0**	**-**	**-**	**-**	**1,454.6**	**1,305.5**	**1,183.7**
ARTC / Intl. Tax								**-**	**-**	**-**
Total								**1,454.6**	**1,305.5**	**1,183.7**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Non-Producing

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	0.65	4.3	1.2	80.00	95.2	-	-	-	-	-	-	-	-	-	-	-	-	95.2
2013	0.65	3.9	1.4	80.00	112.9	-	-	-	-	-	-	-	-	-	-	-	-	112.9
2014	0.65	3.4	1.2	80.00	100.0	-	-	-	-	-	-	-	-	-	-	-	-	100.0
2015	0.65	3.1	1.1	80.00	89.2	-	-	-	-	-	-	-	-	-	-	-	-	89.2
2016	0.65	2.7	1.0	80.00	80.2	-	-	-	-	-	-	-	-	-	-	-	-	80.2
2017	0.65	2.5	0.9	80.00	72.2	-	-	-	-	-	-	-	-	-	-	-	-	72.2
2018	0.65	2.2	0.8	80.00	65.4	-	-	-	-	-	-	-	-	-	-	-	-	65.4
2019	0.65	2.0	0.7	80.00	59.6	-	-	-	-	-	-	-	-	-	-	-	-	59.6
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.75 yr			**8.4**	**80.00**	**674.7**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**674.7**

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	-	15.5	-	15.5	16.3	3.6	1.0	79.7	-	-	-	-	-	-	-	-	-	79.7
2013	-	18.4	-	18.4	16.3	3.2	1.2	94.5	-	-	-	-	-	-	-	-	-	94.5
2014	-	16.3	-	16.3	16.3	2.9	1.0	83.7	-	-	-	-	-	-	-	-	-	83.7
2015	-	14.5	-	14.5	16.3	2.6	0.9	74.6	-	-	-	-	-	-	-	-	-	74.6
2016	-	13.1	-	13.1	16.3	2.3	0.8	67.1	-	-	-	-	-	-	-	-	-	67.1
2017	-	11.7	-	11.7	16.3	2.1	0.8	60.4	-	-	-	-	-	-	-	-	-	60.4
2018	-	10.7	-	10.7	16.3	1.9	0.7	54.8	-	-	-	-	-	-	-	-	-	54.8
2019	-	9.7	-	9.7	16.3	1.7	0.6	49.9	-	-	-	-	-	-	-	-	-	49.9
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.75 yr	**-**	**109.9**	**-**	**109.9**	**16.3**		**7.1**	**564.9**		**-**	**-**		**-**	**-**		**-**	**-**	**564.9**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	14.0	-	-	-	-	4.0	4.0	61.7	-	-	-	-	-	61.7	61.7	54.7
2013	18.3	-	-	-	-	4.7	4.7	71.5	-	-	-	-	-	71.5	133.2	56.0
2014	18.3	-	-	-	-	4.2	4.2	61.2	-	-	-	-	-	61.2	194.4	41.7
2015	18.3	-	-	-	-	3.7	3.7	52.6	-	-	-	-	-	52.6	247.0	31.1
2016	18.3	-	-	-	-	3.4	3.4	45.5	-	-	-	-	-	45.5	292.4	23.4
2017	18.3	-	-	-	-	3.0	3.0	39.1	-	-	-	-	-	39.1	331.5	17.5
2018	18.3	-	-	-	-	2.7	2.7	33.7	-	-	-	-	-	33.7	365.2	13.1
2019	18.3	-	-	-	-	2.5	2.5	29.1	-	-	-	-	-	29.1	394.3	9.8
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	394.3	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	394.3	-
2022	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	374.8	-4.3
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	374.8	-
7.75 yr	**142.3**	**19.5**	**-**	**-**	**-**	**28.2**	**28.2**	**374.8**	**-**	**-**	**-**	**-**	**-**	**374.8**		**243.0**

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	7.75 yr / 11.42 yr
Econ. RLI	5.10 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	13.0	8.4	-	8.4	7.1	374.8	320.3	277.3	243.0	215.3	192.6
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**13.0**	**8.4**	**-**	**8.4**	**7.1**	**374.8**	**320.3**	**277.3**	**243.0**	**215.3**	**192.6**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Non-Producing

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
PNP Wells										
Kearney 4-25H-164N-97W	W=65.000	Madison	PNP	8.4	-	-	-	277.3	243.0	215.3
Subtotal Crosby				8.4	-	-	-	277.3	243.0	215.3
Subtotal JayHawk Energy Inc.				8.4	-	-	-	277.3	243.0	215.3
ARTC / Intl. Tax								-	-	-
Total								277.3	243.0	215.3

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Undeveloped

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2012 (5)	0.65	27.1	4.2	80.00	332.3	-	-	-	-	-	-	-	-	-	-	-	-	332.3
2013	0.65	17.2	6.3	80.00	502.8	-	-	-	-	-	-	-	-	-	-	-	-	502.8
2014	0.65	10.5	3.8	80.00	307.8	-	-	-	-	-	-	-	-	-	-	-	-	307.8
2015	0.65	7.5	2.7	80.00	219.8	-	-	-	-	-	-	-	-	-	-	-	-	219.8
2016	0.65	5.9	2.1	80.00	171.5	-	-	-	-	-	-	-	-	-	-	-	-	171.5
2017	0.65	4.8	1.8	80.00	140.0	-	-	-	-	-	-	-	-	-	-	-	-	140.0
2018	0.65	4.1	1.5	80.00	118.6	-	-	-	-	-	-	-	-	-	-	-	-	118.6
2019	0.65	3.5	1.3	80.00	102.8	-	-	-	-	-	-	-	-	-	-	-	-	102.8
2020	0.65	3.1	1.1	80.00	91.0	-	-	-	-	-	-	-	-	-	-	-	-	91.0
2021	0.65	2.8	1.0	80.00	81.2	-	-	-	-	-	-	-	-	-	-	-	-	81.2
2022 (2)	0.65	2.6	0.2	80.00	12.2	-	-	-	-	-	-	-	-	-	-	-	-	12.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.58 yr			**26.0**	**80.00**	**2,080.0**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**2,080.0**

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2012 (5)	-	59.0	-	59.0	17.8	22.3	3.4	273.3	-	-	-	-	-	-	-	-	-	273.3
2013	-	89.2	-	89.2	17.8	14.2	5.2	413.5	-	-	-	-	-	-	-	-	-	413.5
2014	-	54.6	-	54.6	17.8	8.7	3.2	253.2	-	-	-	-	-	-	-	-	-	253.2
2015	-	39.0	-	39.0	17.8	6.2	2.3	180.8	-	-	-	-	-	-	-	-	-	180.8
2016	-	30.4	-	30.4	17.8	4.8	1.8	141.0	-	-	-	-	-	-	-	-	-	141.0
2017	-	24.9	-	24.9	17.7	3.9	1.4	115.2	-	-	-	-	-	-	-	-	-	115.2
2018	-	21.0	-	21.0	17.8	3.3	1.2	97.5	-	-	-	-	-	-	-	-	-	97.5
2019	-	18.3	-	18.3	17.8	2.9	1.1	84.6	-	-	-	-	-	-	-	-	-	84.6
2020	-	16.2	-	16.2	17.8	2.6	0.9	74.9	-	-	-	-	-	-	-	-	-	74.9
2021	-	14.4	-	14.4	17.8	2.3	0.8	66.8	-	-	-	-	-	-	-	-	-	66.8
2022 (2)	-	2.2	-	2.2	17.7	2.1	0.1	10.1	-	-	-	-	-	-	-	-	-	10.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.58 yr	**-**	**369.2**	**-**	**369.2**	**17.8**		**21.4**	**1,710.8**		**-**	**-**		**-**	**-**		**-**	**-**	**1,710.8**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2012 (5)	8.9	-	-	-	-	31.4	31.4	232.9	-	-	65.0	845.0	910.0	-677.1	-677.1	-613.0
2013	21.5	-	-	-	-	47.6	47.6	344.5	-	-	-	-	-	344.5	-332.5	269.8
2014	21.5	-	-	-	-	29.1	29.1	202.6	-	-	-	-	-	202.6	-129.9	137.9
2015	21.5	-	-	-	-	20.8	20.8	138.5	-	-	-	-	-	138.5	8.6	82.0
2016	21.5	-	-	-	-	16.2	16.2	103.4	-	-	-	-	-	103.4	112.0	53.2
2017	21.5	-	-	-	-	13.2	13.2	80.5	-	-	-	-	-	80.5	192.4	36.0
2018	21.5	-	-	-	-	11.2	11.2	64.9	-	-	-	-	-	64.9	257.3	25.2
2019	21.5	-	-	-	-	9.7	9.7	53.4	-	-	-	-	-	53.4	310.7	18.1
2020	21.5	-	-	-	-	8.6	8.6	44.8	-	-	-	-	-	44.8	355.5	13.2
2021	21.5	-	-	-	-	7.7	7.7	37.7	-	-	-	-	-	37.7	393.2	9.6
2022 (2)	3.6	-	-	-	-	1.2	1.2	5.3	-	-	-	-	-	5.3	398.5	1.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	398.5	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	398.5	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	379.0	-2.9
9.58 yr	**205.6**	**19.5**	**-**	**-**	**-**	**196.7**	**196.7**	**1,289.0**	**-**	**-**	**65.0**	**845.0**	**910.0**	**379.0**		**30.5**

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	9.58 yr / 12.58 yr
Econ. RLI	2.28 yr
Price Deck	SC120111
Stream Price	N/A
COS/ COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	40.0	26.0	-	26.0	21.4	379.0	226.7	114.5	30.5	-33.3	-82.4
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**40.0**	**26.0**	**-**	**26.0**	**21.4**	**379.0**	**226.7**	**114.5**	**30.5**	**-33.3**	**-82.4**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Undeveloped

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W=65.000	Madison	PUD	26.0	-	-	-	114.5	30.5	-33.3
Subtotal Crosby				26.0	-	-	-	114.5	30.5	-33.3
Subtotal JayHawk Energy Inc.				26.0	-	-	-	114.5	30.5	-33.3
ARTC / Intl. Tax								-	-	-
Total								114.5	30.5	-33.3

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Producing

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	2.60	30.6	2.8	80.00	225.4	-	-	-	-	-	-	-	-	-	-	-	-	225.4
2012	2.60	25.0	9.1	80.00	731.3	-	-	-	-	-	-	-	-	-	-	-	-	731.3
2013	2.60	21.4	7.8	80.00	625.4	-	-	-	-	-	-	-	-	-	-	-	-	625.4
2014	2.60	18.7	6.8	80.00	544.7	-	-	-	-	-	-	-	-	-	-	-	-	544.7
2015	2.60	16.4	6.0	80.00	480.2	-	-	-	-	-	-	-	-	-	-	-	-	480.2
2016	2.60	14.6	5.4	80.00	428.7	-	-	-	-	-	-	-	-	-	-	-	-	428.7
2017	2.60	13.1	4.8	80.00	383.9	-	-	-	-	-	-	-	-	-	-	-	-	383.9
2018	2.60	11.9	4.3	80.00	347.4	-	-	-	-	-	-	-	-	-	-	-	-	347.4
2019	2.60	10.8	4.0	80.00	316.3	-	-	-	-	-	-	-	-	-	-	-	-	316.3
2020	2.60	9.9	3.6	80.00	290.5	-	-	-	-	-	-	-	-	-	-	-	-	290.5
2021	2.60	9.1	3.3	80.00	266.6	-	-	-	-	-	-	-	-	-	-	-	-	266.6
2022 (11)	1.95	4.0	1.3	80.00	107.4	-	-	-	-	-	-	-	-	-	-	-	-	107.4
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.17 yr			59.3	80.00	4,747.8		-	-	-		-	-	-		-	-	-	4,747.8

Year	Adj. Royalties Manual M$	Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	40.8	-	40.8	18.1	25.1	2.3	184.6	-	-	-	-	-	-	-	-	-	184.6
2012	-	132.8	-	132.8	18.2	20.4	7.5	598.5	-	-	-	-	-	-	-	-	-	598.5
2013	-	113.5	-	113.5	18.1	17.5	6.4	512.0	-	-	-	-	-	-	-	-	-	512.0
2014	-	98.8	-	98.8	18.1	15.3	5.6	445.9	-	-	-	-	-	-	-	-	-	445.9
2015	-	87.1	-	87.1	18.1	13.5	4.9	393.1	-	-	-	-	-	-	-	-	-	393.1
2016	-	77.8	-	77.8	18.1	12.0	4.4	351.0	-	-	-	-	-	-	-	-	-	351.0
2017	-	69.7	-	69.7	18.1	10.8	3.9	314.3	-	-	-	-	-	-	-	-	-	314.3
2018	-	63.0	-	63.0	18.1	9.7	3.6	284.4	-	-	-	-	-	-	-	-	-	284.4
2019	-	57.4	-	57.4	18.1	8.9	3.2	258.9	-	-	-	-	-	-	-	-	-	258.9
2020	-	52.7	-	52.7	18.2	8.1	3.0	237.7	-	-	-	-	-	-	-	-	-	237.7
2021	-	48.4	-	48.4	18.2	7.5	2.7	218.2	-	-	-	-	-	-	-	-	-	218.2
2022 (11)	-	19.3	-	19.3	18.0	3.3	1.1	88.0	-	-	-	-	-	-	-	-	-	88.0
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.17 yr	-	861.3	-	861.3	18.1		48.6	3,886.5		-	-		-	-		-	-	3,886.5

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	32.8	-	-	-	-	9.2	9.2	142.5	-	-	-	-	-	142.5	142.5	139.9
2012	111.1	-	-	-	-	29.9	29.9	457.5	-	-	-	97.5	97.5	360.0	502.6	323.3
2013	96.7	-	-	-	-	25.6	25.6	389.6	-	-	-	-	-	389.6	892.2	305.1
2014	96.7	-	-	-	-	22.3	22.3	326.9	-	-	-	-	-	326.9	1,219.1	222.6
2015	96.7	-	-	-	-	19.7	19.7	276.7	-	-	-	-	-	276.7	1,495.8	163.8
2016	96.7	-	-	-	-	17.5	17.5	236.7	-	-	-	-	-	236.7	1,732.4	121.9
2017	96.7	30.0	-	-	-	15.7	15.7	171.9	-	-	-	-	-	171.9	1,904.3	76.9
2018	96.7	-	-	-	-	14.2	14.2	173.4	-	-	-	-	-	173.4	2,077.7	67.5
2019	96.7	-	-	-	-	12.9	12.9	149.3	-	-	-	-	-	149.3	2,227.0	50.5
2020	96.7	19.5	-	-	-	11.9	11.9	109.6	-	-	-	-	-	109.6	2,336.6	32.3
2021	96.7	-	-	-	-	10.9	10.9	110.6	-	-	-	-	-	110.6	2,447.2	28.3
2022 (11)	33.1	-	-	-	-	4.4	4.4	50.5	-	-	-	-	-	50.5	2,497.7	11.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,497.7	-
2024	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	2,478.2	-3.3
2025	-	58.5	-	-	-	-	-	-58.5	-	-	-	-	-	-58.5	2,419.7	-8.6
11.17 yr	1,047.5	127.5	-	-	-	194.3	194.3	2,517.2	-	-	-	97.5	97.5	2,419.7		1,531.6

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	11.17 yr / 14.17 yr
Econ. RLI	6.20 yr
Price Deck	SC120111
Stream Price	N/A
COS/COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	91.3	59.3	-	59.3	48.6	2,419.7	2,036.7	1,750.2	1,531.6	1,361.2	1,225.8
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**91.3**	**59.3**	**-**	**59.3**	**48.6**	**2,419.7**	**2,036.7**	**1,750.2**	**1,531.6**	**1,361.2**	**1,225.8**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Producing

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
NRA Wells										
Knudson 1-28-164N-97W		Madison	NRA	-	-	-	-	-17.3	-13.4	-10.5
PDP Wells										
Burner 1-34H-164N-97W	W=65.000	Madison	P+PDP	12.5	-	-	-	269.2	242.6	220.9
Erickson 1-27H-164N-97W	W=65.000	Madison	P+PDP	11.9	-	-	-	399.2	347.7	307.8
Jenks 1-34-164N-97W		Madison	NRA	-	-	-	-	-100.3	-95.1	-91.0
Landstrom 1-33H-164N-97W	W=65.000	Madison	P+PDP	14.0	-	-	-	435.9	383.7	342.9
Schutz 5-26H-164N-97W	W=65.000	Madison	P+PDP	21.0	-	-	-	763.7	666.1	591.1
Subtotal PDP Wells				**59.3**	**-**	**-**	**-**	**1,767.6**	**1,545.0**	**1,371.7**
Subtotal Crosby				**59.3**	**-**	**-**	**-**	**1,750.2**	**1,531.6**	**1,361.2**
Subtotal JayHawk Energy Inc.				**59.3**	**-**	**-**	**-**	**1,750.2**	**1,531.6**	**1,361.2**
ARTC / Intl. Tax								**-**	**-**	**-**
Total								**1,750.2**	**1,531.6**	**1,361.2**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Non-Producing

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	0.65	4.4	1.2	80.00	96.3	-	-	-	-	-	-	-	-	-	-	-	-	96.3
2013	0.65	4.0	1.5	80.00	117.2	-	-	-	-	-	-	-	-	-	-	-	-	117.2
2014	0.65	3.6	1.3	80.00	106.5	-	-	-	-	-	-	-	-	-	-	-	-	106.5
2015	0.65	3.3	1.2	80.00	97.3	-	-	-	-	-	-	-	-	-	-	-	-	97.3
2016	0.65	3.1	1.1	80.00	89.4	-	-	-	-	-	-	-	-	-	-	-	-	89.4
2017	0.65	2.8	1.0	80.00	82.0	-	-	-	-	-	-	-	-	-	-	-	-	82.0
2018	0.65	2.6	0.9	80.00	75.7	-	-	-	-	-	-	-	-	-	-	-	-	75.7
2019	0.65	2.4	0.9	80.00	70.1	-	-	-	-	-	-	-	-	-	-	-	-	70.1
2020	0.65	2.2	0.8	80.00	65.3	-	-	-	-	-	-	-	-	-	-	-	-	65.3
2021	0.65	2.1	0.8	80.00	60.6	-	-	-	-	-	-	-	-	-	-	-	-	60.6
2022 (11)	0.65	0.8	0.3	80.00	22.7	-	-	-	-	-	-	-	-	-	-	-	-	22.7
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.67 yr			11.0	80.00	882.9		-	-	-		-	-	-		-	-	-	882.9

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	-	15.7	-	15.7	16.3	3.7	1.0	80.6	-	-	-	-	-	-	-	-	-	80.6
2013	-	19.1	-	19.1	16.3	3.4	1.2	98.1	-	-	-	-	-	-	-	-	-	98.1
2014	-	17.3	-	17.3	16.3	3.1	1.1	89.2	-	-	-	-	-	-	-	-	-	89.2
2015	-	15.8	-	15.8	16.3	2.8	1.0	81.4	-	-	-	-	-	-	-	-	-	81.4
2016	-	14.6	-	14.6	16.3	2.6	0.9	74.8	-	-	-	-	-	-	-	-	-	74.8
2017	-	13.4	-	13.4	16.3	2.4	0.9	68.7	-	-	-	-	-	-	-	-	-	68.7
2018	-	12.3	-	12.3	16.3	2.2	0.8	63.4	-	-	-	-	-	-	-	-	-	63.4
2019	-	11.4	-	11.4	16.3	2.0	0.7	58.7	-	-	-	-	-	-	-	-	-	58.7
2020	-	10.6	-	10.6	16.3	1.9	0.7	54.6	-	-	-	-	-	-	-	-	-	54.6
2021	-	9.9	-	9.9	16.3	1.7	0.6	50.7	-	-	-	-	-	-	-	-	-	50.7
2022 (11)	-	3.7	-	3.7	16.3	0.7	0.2	19.0	-	-	-	-	-	-	-	-	-	19.0
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.67 yr	-	143.8	-	143.8	16.3		9.2	739.2		-	-		-	-		-	-	739.2

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	14.0	-	-	-	-	4.0	4.0	62.6	-	-	-	-	-	62.6	62.6	55.5
2013	18.3	-	-	-	-	4.9	4.9	74.9	-	-	-	-	-	74.9	137.5	58.6
2014	18.3	-	-	-	-	4.5	4.5	66.4	-	-	-	-	-	66.4	203.9	45.2
2015	18.3	-	-	-	-	4.1	4.1	59.0	-	-	-	-	-	59.0	262.9	34.9
2016	18.3	-	-	-	-	3.7	3.7	52.8	-	-	-	-	-	52.8	315.6	27.2
2017	18.3	-	-	-	-	3.4	3.4	46.9	-	-	-	-	-	46.9	362.5	21.0
2018	18.3	-	-	-	-	3.2	3.2	41.9	-	-	-	-	-	41.9	404.4	16.3
2019	18.3	-	-	-	-	2.9	2.9	37.4	-	-	-	-	-	37.4	441.8	12.7
2020	18.3	-	-	-	-	2.7	2.7	33.6	-	-	-	-	-	33.6	475.4	9.9
2021	18.3	-	-	-	-	2.5	2.5	29.9	-	-	-	-	-	29.9	505.2	7.6
2022 (11)	7.6	-	-	-	-	0.9	0.9	10.4	-	-	-	-	-	10.4	515.6	2.3
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	515.6	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	515.6	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	496.1	-2.9
10.67 yr	186.6	19.5	-	-	-	37.0	37.0	496.1	-	-	-	-	-	496.1		288.3

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.67 yr / 13.67 yr
Econ. RLI	6.67 yr
Price Deck	SC120111
Stream Price	N/A
COS / COO	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	17.0	11.0	-	11.0	9.2	496.1	405.6	338.7	288.3	249.6	219.2
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**17.0**	**11.0**	**-**	**11.0**	**9.2**	**496.1**	**405.6**	**338.7**	**288.3**	**249.6**	**219.2**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Non-Producing

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
PNP Wells										
Kearney 4-25H-164N-97W	W=65.000	Madison	P+PNP	11.0	-	-	-	338.7	288.3	249.6
Subtotal Crosby				11.0	-	-	-	338.7	288.3	249.6
Subtotal JayHawk Energy Inc.				11.0	-	-	-	338.7	288.3	249.6
ARTC / Intl. Tax								-	-	-
Total								338.7	288.3	249.6

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Undeveloped

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2012 (5)	0.65	27.1	4.2	80.00	332.3	-	-	-	-	-	-	-	-	-	-	-	-	332.3
2013	0.65	17.4	6.4	80.00	508.9	-	-	-	-	-	-	-	-	-	-	-	-	508.9
2014	0.65	11.8	4.3	80.00	345.1	-	-	-	-	-	-	-	-	-	-	-	-	345.1
2015	0.65	9.0	3.3	80.00	264.0	-	-	-	-	-	-	-	-	-	-	-	-	264.0
2016	0.65	7.3	2.7	80.00	214.4	-	-	-	-	-	-	-	-	-	-	-	-	214.4
2017	0.65	6.2	2.2	80.00	179.7	-	-	-	-	-	-	-	-	-	-	-	-	179.7
2018	0.65	5.3	1.9	80.00	155.0	-	-	-	-	-	-	-	-	-	-	-	-	155.0
2019	0.65	4.7	1.7	80.00	136.3	-	-	-	-	-	-	-	-	-	-	-	-	136.3
2020	0.65	4.2	1.5	80.00	121.9	-	-	-	-	-	-	-	-	-	-	-	-	121.9
2021	0.65	3.8	1.4	80.00	109.8	-	-	-	-	-	-	-	-	-	-	-	-	109.8
2022	0.65	3.4	1.3	80.00	100.1	-	-	-	-	-	-	-	-	-	-	-	-	100.1
2023	0.65	3.1	1.1	80.00	91.9	-	-	-	-	-	-	-	-	-	-	-	-	91.9
2024	0.65	2.9	1.1	80.00	85.2	-	-	-	-	-	-	-	-	-	-	-	-	85.2
2025	0.65	2.7	1.0	80.00	79.0	-	-	-	-	-	-	-	-	-	-	-	-	79.0
2026 (1)	0.65	2.5	0.1	80.00	6.2	-	-	-	-	-	-	-	-	-	-	-	-	6.2
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
13.50 yr			34.1	80.00	2,730.0		-	-	-		-	-	-		-	-	-	2,730.0

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2012 (5)	-	59.0	-	59.0	17.8	22.3	3.4	273.3	-	-	-	-	-	-	-	-	-	273.3
2013	-	90.3	-	90.3	17.8	14.3	5.2	418.6	-	-	-	-	-	-	-	-	-	418.6
2014	-	61.3	-	61.3	17.8	9.7	3.5	283.9	-	-	-	-	-	-	-	-	-	283.9
2015	-	46.9	-	46.9	17.8	7.4	2.7	217.2	-	-	-	-	-	-	-	-	-	217.2
2016	-	38.1	-	38.1	17.8	6.0	2.2	176.4	-	-	-	-	-	-	-	-	-	176.4
2017	-	31.9	-	31.9	17.8	5.1	1.8	147.8	-	-	-	-	-	-	-	-	-	147.8
2018	-	27.5	-	27.5	17.8	4.4	1.6	127.5	-	-	-	-	-	-	-	-	-	127.5
2019	-	24.2	-	24.2	17.8	3.8	1.4	112.1	-	-	-	-	-	-	-	-	-	112.1
2020	-	21.6	-	21.6	17.8	3.4	1.3	100.3	-	-	-	-	-	-	-	-	-	100.3
2021	-	19.5	-	19.5	17.8	3.1	1.1	90.3	-	-	-	-	-	-	-	-	-	90.3
2022	-	17.8	-	17.8	17.8	2.8	1.0	82.3	-	-	-	-	-	-	-	-	-	82.3
2023	-	16.3	-	16.3	17.8	2.6	0.9	75.6	-	-	-	-	-	-	-	-	-	75.6
2024	-	15.1	-	15.1	17.8	2.4	0.9	70.1	-	-	-	-	-	-	-	-	-	70.1
2025	-	14.0	-	14.0	17.8	2.2	0.8	65.0	-	-	-	-	-	-	-	-	-	65.0
2026 (1)	-	1.1	-	1.1	17.7	2.1	0.1	5.1	-	-	-	-	-	-	-	-	-	5.1
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
13.50 yr	-	484.6	-	484.6	17.8		28.1	2,245.4		-	-		-	-		-	-	2,245.4

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @ 15.0% M$
2012 (5)	8.9	-	-	-	-	31.4	31.4	232.9	-	-	65.0	845.0	910.0	-677.1	-677.1	-613.0
2013	21.5	-	-	-	-	48.1	48.1	349.0	-	-	-	-	-	349.0	-328.1	273.3
2014	21.5	-	-	-	-	32.6	32.6	229.8	-	-	-	-	-	229.8	-98.3	156.5
2015	21.5	-	-	-	-	25.0	25.0	170.7	-	-	-	-	-	170.7	72.4	101.1
2016	21.5	-	-	-	-	20.3	20.3	134.6	-	-	-	-	-	134.6	207.1	69.3
2017	21.5	-	-	-	-	17.0	17.0	109.4	-	-	-	-	-	109.4	316.4	49.0
2018	21.5	-	-	-	-	14.7	14.7	91.4	-	-	-	-	-	91.4	407.8	35.6
2019	21.5	-	-	-	-	12.9	12.9	77.8	-	-	-	-	-	77.8	485.6	26.3
2020	21.5	-	-	-	-	11.5	11.5	67.3	-	-	-	-	-	67.3	552.9	19.8
2021	21.5	-	-	-	-	10.4	10.4	58.5	-	-	-	-	-	58.5	611.4	15.0
2022	21.5	-	-	-	-	9.5	9.5	51.4	-	-	-	-	-	51.4	662.8	11.4
2023	21.5	-	-	-	-	8.7	8.7	45.5	-	-	-	-	-	45.5	708.2	8.8
2024	21.5	-	-	-	-	8.1	8.1	40.6	-	-	-	-	-	40.6	748.8	6.8
2025	21.5	-	-	-	-	7.5	7.5	36.1	-	-	-	-	-	36.1	784.9	5.3
2026 (1)	1.8	-	-	-	-	0.6	0.6	2.7	-	-	-	-	-	2.7	787.6	0.3
Rem.	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	768.1	-1.6
13.50 yr	289.6	19.5	-	-	-	258.2	258.2	1,678.1	-	-	65.0	845.0	910.0	768.1		163.9

Country/State	N/A
Mineral Owner	N/A
Prod. Category	N/A
Incentive	N/A
Econ. Calc. Date	
Avg. Co. Share	65.00%
Econ. Life/To Aban.	13.50 yr / 16.50 yr
Econ. RLI	3.00 yr
Price Deck	SC120111
Stream Price	N/A
COS/COO	N/A

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	52.5	34.1	-	34.1	28.1	768.1	487.6	297.4	163.9	67.5	-4.0
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	52.5	34.1	-	34.1	28.1	768.1	487.6	297.4	163.9	67.5	-4.0

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Undeveloped

Area and Property	Company Interest %	Zones	Res. Cat	Company Share Reserves Oil Mbbl	Sales Gas MMcf	Liquids Mbbl	Sulphur MLT	Before Tax Cash Flow (M$) NPV @ 10.0%	NPV @ 15.0%	NPV @ 20.0%
United States										
North Dakota										
Crosby										
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W=65.000	Madison	P+PUD	34.1	-	-	-	297.4	163.9	67.5
Subtotal Crosby				34.1	-	-	-	297.4	163.9	67.5
Subtotal JayHawk Energy Inc.				34.1	-	-	-	297.4	163.9	67.5
ARTC / Intl. Tax								-	-	-
Total								297.4	163.9	67.5

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Summary of Crude Oil Reserve Estimates

				Volumetric Factors							Property Gross Oil Reserves					Company Share*		
Area and Property	Company Interest	Zones	Res. Cat	Area (Ac)	Net Pay (ft)	Por. (%)	Sw (%)	Sg (%)	So (%)	1/Boi	Orig. OIP (Mbbl)	Rec. Factor (%)	Orig. Res. (Mbbl)	Cum. Prod. (Mbbl)	Rem. Res. (Mbbl)	Rem. Res. (Mbbl)	Rate (bbl/d)	Reserves based on
United States																		
North Dakota																		
Crosby																		
PDP Wells																		
Burner 1-34H-164N-97W	W=65.00	Madison	PDP				-	-	100.0		-	-	44.0	28.7	15.3	9.9	7	Decline
	W=65.00	Madison	P+PDP				-	-	100.0		-	-	48.0	28.7	19.3	12.5	7	Decline
Erickson 1-27H-164N-97W	W=65.00	Madison	PDP				-	-	100.0		-	-	63.0	48.8	14.2	9.3	6	Decline
	W=65.00	Madison	P+PDP				-	-	100.0		-	-	67.0	48.8	18.2	11.9	6	Decline
Landstrom 1-33H-164N-97W	W=65.00	Madison	PDP				-	-	100.0		-	-	40.0	22.9	17.1	11.1	8	Decline
	W=65.00	Madison	P+PDP				-	-	100.0		-	-	44.5	22.9	21.6	14.0	8	Decline
Schutz 5-26H-164N-97W	W=65.00	Madison	PDP				-	-	100.0		-	-	70.0	44.2	25.8	16.7	10	Decline
	W=65.00	Madison	P+PDP				-	-	100.0		-	-	76.5	44.2	32.3	21.0	10	Decline
Subtotal PDP Wells			**PDP**								-		**217.0**	**144.7**	**72.3**	**47.0**		
			P+PDP								-		**236.0**	**144.7**	**91.3**	**59.3**		
PNP Wells																		
Kearney 4-25H-164N-97W	W=65.00	Madison	PNP				-	-	100.0		-	-	30.0	17.0	13.0	8.4	4	Decline
	W=65.00	Madison	P+PNP				-	-	100.0		-	-	34.0	17.0	17.0	11.0	4	Decline
Undeveloped Locations																		
Sec 35-164N-97W Hz PUD Loc	W=65.00	Madison	PUD				-	-	100.0		-	-	40.0	-	40.0	26.0	27	Decline
	W=65.00	Madison	P+PUD				-	-	100.0		-	-	52.5	-	52.5	34.1	27	Decline
TOTAL			PDP								-		**217.0**	**144.7**	**72.3**	**47.0**		
			PNP								-		**30.0**	**17.0**	**13.0**	**8.4**		
			PUD								-		**40.0**	-	**40.0**	**26.0**		
			P+PDP								-		**236.0**	**144.7**	**91.3**	**59.3**		
			P+PNP								-		**34.0**	**17.0**	**17.0**	**11.0**		
			P+PUD								-		**52.5**	-	**52.5**	**34.1**		

* Technical volumetric calculations may not match Company Share reserves due to economic producing limits being reached prior to ultimate technical recovery.

** P+P data only displays values where there is an actual Probable case present, therefore, report totals may be less than expected for the P+P reserve categories.

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
List of Interests and Encumbrances

Property	Ownership Information	
JayHawk Energy Inc.		
United States		
North Dakota		
Crosby		
NRA Wells		
Knudson 1-28-164N-97W		
	Proved Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2008
	Ownership	BPO
	Working Interest (%)	100
	Net Revenue Interest (NRI) (%)	81.25
	Burdens (Payable)	
	Gross Overriding Royalty (%)	18.75
	Factors	
	Pooling Factor	0
	Tract Factor	1
PDP Wells		
Burner 1-34H-164N-97W		
	Proved Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2008
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	52.573441
	Burdens (Payable)	
	Gross Overriding Royalty (%)	19.1177825
	Factors	
	Pooling Factor	0
	Tract Factor	1
	Proved + Prob. Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2008
	Ownership	BPO
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	52.573441
	Burdens (Payable)	
	Gross Overriding Royalty (%)	19.1177825
	Factors	
	Pooling Factor	0
	Tract Factor	1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
List of Interests and Encumbrances

Property **Ownership Information**

Erickson 1-27H-164N-97W

Proved Developed Producing

(default) (Included)

Lease1

GEN Interest

Classification	United States North Dakota
Start Date	Feb 1, 2008
Ownership	**BPO**
Working Interest (%)	65
Net Revenue Interest (NRI) (%)	52.971701
Burdens (Payable)	
Gross Overriding Royalty (%)	18.5050755
Net Overriding Prod Royalty (%)	0
Factors	
Pooling Factor	0
Tract Factor	1

Proved + Prob. Developed Producing

(default) (Included)

Lease1

GEN Interest

Classification	United States North Dakota
Start Date	Feb 1, 2008
Ownership	**BPO**
Working Interest (%)	65
Net Revenue Interest (NRI) (%)	52.971701
Burdens (Payable)	
Gross Overriding Royalty (%)	18.5050755
Net Overriding Prod Royalty (%)	0
Factors	
Pooling Factor	0
Tract Factor	1

Jenks 1-34-164N-97W

Proved Developed Producing

(default) (Included)

Lease1

GEN Interest

Classification	United States North Dakota
Start Date	Jun 1, 2008
Ownership	**BPO**
Working Interest (%)	65
Net Revenue Interest (NRI) (%)	52.376563
Burdens (Payable)	
Gross Overriding Royalty (%)	19.4206723
Factors	
Pooling Factor	0
Tract Factor	1

Landstrom 1-33H-164N-97W

Proved Developed Producing

(default) (Included)

Lease1

GEN Interest

Classification	United States North Dakota
Start Date	Feb 1, 2008
Ownership	**BPO**
Working Interest (%)	65
Net Revenue Interest (NRI) (%)	54.295847
Burdens (Payable)	
Gross Overriding Royalty (%)	16.4679277
Factors	
Pooling Factor	0
Tract Factor	1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
List of Interests and Encumbrances

Property	Ownership Information	
	Proved + Prob. Developed Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2008
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	54.295847
	Burdens (Payable)	
	Gross Overriding Royalty (%)	16.4679277
	Factors	
	Pooling Factor	0
	Tract Factor	1
Schutz 5-26H-164N-97W		
	Proved Developed Producing	
	(default) (Included)	
	Lease 1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Jan 1, 1900
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	52.994461
	Burdens (Payable)	
	Gross Overriding Royalty (%)	18.47006
	Net Overriding Prod Royalty (%)	0
	Factors	
	Pooling Factor	1
	Tract Factor	1
	Proved + Prob. Developed Producing	
	(default) (Included)	
	Lease 1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Jan 1, 1900
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	52.994461
	Burdens (Payable)	
	Gross Overriding Royalty (%)	18.47006
	Net Overriding Prod Royalty (%)	0
	Factors	
	Pooling Factor	1
	Tract Factor	1
PNP Wells		
Kearney 4-25H-164N-97W		
	Proved Developed Non-Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2008
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	54.416683
	Burdens (Payable)	
	Gross Overriding Royalty (%)	16.2820262
	Factors	
	Pooling Factor	0
	Tract Factor	1

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
List of Interests and Encumbrances

Property	Ownership Information	
	Proved + Prob. Developed Non-Producing	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2008
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	54.416683
	Burdens (Payable)	
	Gross Overriding Royalty (%)	16.2820262
	Factors	
	Pooling Factor	0
	Tract Factor	1
Undeveloped Locations		
Sec 35-164N-97W Hz PUD Loc		
	Proved Undeveloped	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2009
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	53.4625
	Burdens (Payable)	
	Gross Overriding Royalty (%)	17.75
	Factors	
	Pooling Factor	0
	Tract Factor	1
	Proved + Prob. Undeveloped	
	(default) (Included)	
	Lease1	
	GEN Interest	
	Classification	United States North Dakota
	Start Date	Feb 1, 2009
	Ownership	**BPO**
	Working Interest (%)	65
	Net Revenue Interest (NRI) (%)	53.4625
	Burdens (Payable)	
	Gross Overriding Royalty (%)	17.75
	Factors	
	Pooling Factor	0
	Tract Factor	1

JAYHAWK ENERGY INC.

Table of Contents
September 30, 2011

Crosby Area

"The analysis of this property as reported herein was conducted within the context of an evaluation of a distinct group of properties in aggregate. Extraction and use of this analysis outside of this context may not be appropriate without supplementary due diligence.

JAYHAWK ENERGY, INC.

Economic Parameters
September 30, 2011

Crosby Area

PROPERTY SUMMARY

Description	# of Wells
Producing Wells Assigned Reserves	4
Shut-in Wells Assigned Reserves	1
Wells with No Reserves Assigned	2
Total Wells	7
Undeveloped Locations Assigned Reserves	1

OPERATOR

JayHawk Energy, Inc.

PRICE SCHEDULE

McDaniel & Associates 2011/10 constant prices

PRODUCT PRICING ADJUSTMENTS

Product	Price Adjustment
Crude Oil	West Texas Intermediate crude oil price less $14.50/bbl differential

OPERATING COSTS (2011 US$)

Description	Amount	Source of Data
Well Operating (Until May 2012)		
Burner 1-34H	$7,150/Well-Month	Accounting Data
Erickson 1-27H	$2,425/Well-Month	Accounting Data
Kearney 4-25H	$2,550/Well-Month	Accounting Data
Landstrom 1-33H	$4,850/Well-Month	Accounting Data
Schutz 5-26H	$2,400/Well-Month	Accounting Data
Well Operating (June 2012 Forward)		
Burner 1-34H	$4,950/Well-Month	Estimated
Erickson 1-27H	$1,875/Well-Month	Estimated
Kearney 4-25H	$2,350/Well-Month	Estimated
Landstrom 1-33H	$3,200/Well-Month	Estimated
Schultz 5-26H	$2,375/Well-Month	Estimated

CAPITAL COSTS (2011 US$)

Year	Well/Property	Gross Amount	Description
Proved			
2012	Jenks 1-34-164N-97W	$150,000	Convert well to water disposal
2012	Sec 35-164N-97W Hz PUD Loc	$1,400,000	Drill, complete & equip

ABANDONMENT COSTS (2011 US$)

Well Abandonments $30,000/Well



Figure 2
R10W2
R9W2
T1
T1
164N 98W
164N 97W
164N 96W
163N 98W
163N 97W
163N 96W
Legend
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Contour
Company Land
1:75,000
Kilometers
Miles
JayHawk Energy Inc.
CROSBY/TABLELAND
Oungre
NET OIL PAY
C.I. 2 feet
Crosby_Tableland_OUNGRE/
dln-jag 06-APR-11
McDaniel
& Associates Consultants Ltd.

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011

Detailed Property Evaluation

Crosby

NRA Wells

Knudson 1-28-164N-97W

PDP Wells

Burner 1-34H-164N-97W
Erickson 1-27H-164N-97W
Jenks 1-34-164N-97W
Landstrom 1-33H-164N-97W
Schutz 5-26H-164N-97W

PNP Wells

Kearney 4-25H-164N-97W

Undeveloped Locations

Sec 35-164N-97W Hz PUD Loc

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Knudson 1-28-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr			-	-	-		-	-	-		-	-	-		-	-	-	-

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr	-	-	-	-	-		-	-		-	-		-	-		-	-	-

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2017	-	30.0	-	-	-	-	-	-30.0	-	-	-	-	-	-30.0	-30.0	-13.4
0.00 yr	-	30.0	-	-	-	-	-	-30.0	-	-	-	-	-	-30.0		-13.4

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	0.00%
Econ. Life/To Aban.	0.00 yr / 6.00 yr
Econ. RLI	0.00 yr
Price Deck	SC120111
Stream Price	General Price
COS/COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	-	-	-	-	-	-30.0	-22.7	-17.3	-13.4	-10.5	-8.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	-	-	-	-	-	**-30.0**	**-22.7**	**-17.3**	**-13.4**	**-10.5**	**-8.3**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
NRA Wells
Knudson 1-28-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-
Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-
Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	316	-	-
Cum. Production at 2010/11/30	bbl	316	-	-
Gross Lease Oil Reserves	bbl	-	-	-
Company Share Oil Reserves	bbl	-	-	-

General	
Production Status	Producer: Producer
Well Name	KNUDSEN 1
Pool Name	Madison
Zone Depth	-
Reserves based on	-
Number of Wells	1


Knudson 1-28-164N-97W
Semi-log Rate Time Production History
Water Cut (%)
Daily Oil Rate (bbl/day/well)
Gas/Oil Ratio (scf/bbl)
Monthly Oil Production (bbl)
100 90 80 70 60 50 40 30 20 10 0
100 10 1 0.1
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
Area NRA Wells
Zone OUNGRE
Pool Madison
On Production Date 2010/04/01
Production Summary to 2010/11/30
Cum. Oil 315.9 bbl
Cum. Water 1371.8 bbl
McDaniel
& Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Knudson 1-28-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	NRA Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	315.9	bbl
Cum. Water	1371.8	bbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Knudson 1-28-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Monthly Oil Production (bbl)
Total Fluid (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	NRA Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	315.9	bbl
Cum. Water	1371.8	bbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.
Well Production History

Knudson 1-28-164N-97W
KNUDSEN 1

General	
Area Name	NRA Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2010/04
Well Status	Producer: Producer
Status Date	2010/11
Operator	JAYHAWK ENERGY INCORPORATED

8 Month Averages	2010/04/01 to 2010/11/30	
Oil Rates:	bbl/Cal. day	1.3
	bbl/Op. day	1.6
	bbl/month	39
Water Cut	%	82

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/04	360	2.2		33		125	33		125		79
2010/05	720	2.2		65		254	98		379		80
2010/06	696	1.9		55		177	152		556		76
2010/07	744	1.5		45		204	198		760		82
2010/08	744	1.3		40		197	238		957		83
2010/09	720	1.4		42		195	280		1,152		82
2010/10	744	1.1		33		194	313		1,346		86
2010/11	48	1.6		3		26	316		1,372		89

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Burner 1-34H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	7.1	0.7	80.00	52.1	-	-	-	-	-	-	-	-	-	-	-	-	52.1
2012	0.65	5.3	1.9	80.00	155.3	-	-	-	-	-	-	-	-	-	-	-	-	155.3
2013	0.65	4.3	1.6	80.00	125.4	-	-	-	-	-	-	-	-	-	-	-	-	125.4
2014	0.65	3.6	1.3	80.00	105.4	-	-	-	-	-	-	-	-	-	-	-	-	105.4
2015	0.65	3.1	1.1	80.00	90.9	-	-	-	-	-	-	-	-	-	-	-	-	90.9
2016	0.65	2.7	1.0	80.00	80.1	-	-	-	-	-	-	-	-	-	-	-	-	80.1
2017	0.65	2.4	0.9	80.00	71.3	-	-	-	-	-	-	-	-	-	-	-	-	71.3
2018	0.65	2.2	0.8	80.00	64.3	-	-	-	-	-	-	-	-	-	-	-	-	64.3
2019 (10)	0.65	2.0	0.6	80.00	48.9	-	-	-	-	-	-	-	-	-	-	-	-	48.9
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.08 yr			9.9	80.00	793.8		-	-	-		-	-	-		-	-	-	793.8

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	10.0	-	10.0	19.1	5.7	0.5	42.1	-	-	-	-	-	-	-	-	-	42.1
2012	-	29.7	-	29.7	19.1	4.3	1.6	125.7	-	-	-	-	-	-	-	-	-	125.7
2013	-	24.0	-	24.0	19.1	3.5	1.3	101.4	-	-	-	-	-	-	-	-	-	101.4
2014	-	20.1	-	20.1	19.1	2.9	1.1	85.2	-	-	-	-	-	-	-	-	-	85.2
2015	-	17.4	-	17.4	19.1	2.5	0.9	73.5	-	-	-	-	-	-	-	-	-	73.5
2016	-	15.3	-	15.3	19.1	2.2	0.8	64.8	-	-	-	-	-	-	-	-	-	64.8
2017	-	13.6	-	13.6	19.1	2.0	0.7	57.6	-	-	-	-	-	-	-	-	-	57.6
2018	-	12.3	-	12.3	19.1	1.8	0.7	52.0	-	-	-	-	-	-	-	-	-	52.0
2019 (10)	-	9.4	-	9.4	19.1	1.6	0.5	39.6	-	-	-	-	-	-	-	-	-	39.6
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.08 yr	-	151.8	-	151.8	19.1		8.0	642.0		-	-		-	-		-	-	642.0

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	13.9	-	-	-	-	2.1	2.1	26.1	-	-	-	-	-	26.1	26.1	25.6
2012	45.8	-	-	-	-	6.3	6.3	73.6	-	-	-	-	-	73.6	99.7	66.3
2013	38.6	-	-	-	-	5.1	5.1	57.8	-	-	-	-	-	57.8	157.5	45.2
2014	38.6	-	-	-	-	4.3	4.3	42.4	-	-	-	-	-	42.4	199.8	28.9
2015	38.6	-	-	-	-	3.7	3.7	31.2	-	-	-	-	-	31.2	231.1	18.5
2016	38.6	-	-	-	-	3.2	3.2	22.9	-	-	-	-	-	22.9	254.0	11.8
2017	38.6	-	-	-	-	2.9	2.9	16.2	-	-	-	-	-	16.2	270.2	7.2
2018	38.6	-	-	-	-	2.6	2.6	10.8	-	-	-	-	-	10.8	281.0	4.2
2019 (10)	32.2	-	-	-	-	2.0	2.0	5.4	-	-	-	-	-	5.4	286.4	1.8
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	286.4	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	286.4	-
2022	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	266.9	-4.3
8.08 yr	323.5	19.5	-	-	-	32.1	32.1	266.9	-	-	-	-	-	266.9		205.3

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.08 yr / 11.08 yr
Econ. RLI	5.97 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	15.3	9.9	-	9.9	8.0	266.9	243.3	222.9	205.3	190.2	177.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	15.3	9.9	-	9.9	8.0	266.9	243.3	222.9	205.3	190.2	177.3

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Producing

Burner 1-34H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	7.1	0.7	80.00	52.1	-	-	-	-	-	-	-	-	-	-	-	-	52.1
2012	0.65	5.4	2.0	80.00	159.2	-	-	-	-	-	-	-	-	-	-	-	-	159.2
2013	0.65	4.6	1.7	80.00	133.6	-	-	-	-	-	-	-	-	-	-	-	-	133.6
2014	0.65	4.0	1.4	80.00	115.4	-	-	-	-	-	-	-	-	-	-	-	-	115.4
2015	0.65	3.5	1.3	80.00	101.5	-	-	-	-	-	-	-	-	-	-	-	-	101.5
2016	0.65	3.1	1.1	80.00	90.9	-	-	-	-	-	-	-	-	-	-	-	-	90.9
2017	0.65	2.8	1.0	80.00	81.9	-	-	-	-	-	-	-	-	-	-	-	-	81.9
2018	0.65	2.6	0.9	80.00	74.7	-	-	-	-	-	-	-	-	-	-	-	-	74.7
2019	0.65	2.3	0.9	80.00	68.6	-	-	-	-	-	-	-	-	-	-	-	-	68.6
2020	0.65	2.2	0.8	80.00	63.6	-	-	-	-	-	-	-	-	-	-	-	-	63.6
2021	0.65	2.0	0.7	80.00	59.0	-	-	-	-	-	-	-	-	-	-	-	-	59.0
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.25 yr			12.5	80.00	1,000.5		-	-	-		-	-	-		-	-	-	1,000.5

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	10.0	-	10.0	19.1	5.7	0.5	42.1	-	-	-	-	-	-	-	-	-	42.1
2012	-	30.4	-	30.4	19.1	4.4	1.6	128.7	-	-	-	-	-	-	-	-	-	128.7
2013	-	25.5	-	25.5	19.1	3.7	1.4	108.1	-	-	-	-	-	-	-	-	-	108.1
2014	-	22.1	-	22.1	19.1	3.2	1.2	93.3	-	-	-	-	-	-	-	-	-	93.3
2015	-	19.4	-	19.4	19.1	2.8	1.0	82.1	-	-	-	-	-	-	-	-	-	82.1
2016	-	17.4	-	17.4	19.1	2.5	0.9	73.5	-	-	-	-	-	-	-	-	-	73.5
2017	-	15.7	-	15.7	19.1	2.3	0.8	66.2	-	-	-	-	-	-	-	-	-	66.2
2018	-	14.3	-	14.3	19.1	2.1	0.8	60.4	-	-	-	-	-	-	-	-	-	60.4
2019	-	13.1	-	13.1	19.1	1.9	0.7	55.5	-	-	-	-	-	-	-	-	-	55.5
2020	-	12.2	-	12.2	19.1	1.8	0.6	51.5	-	-	-	-	-	-	-	-	-	51.5
2021	-	11.3	-	11.3	19.1	1.6	0.6	47.7	-	-	-	-	-	-	-	-	-	47.7
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.25 yr	-	191.3	-	191.3	19.1		10.1	809.2		-	-		-	-		-	-	809.2

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	13.9	-	-	-	-	2.1	2.1	26.1	-	-	-	-	-	26.1	26.1	25.6
2012	45.8	-	-	-	-	6.4	6.4	76.5	-	-	-	-	-	76.5	102.6	68.9
2013	38.6	-	-	-	-	5.4	5.4	64.1	-	-	-	-	-	64.1	166.7	50.2
2014	38.6	-	-	-	-	4.7	4.7	50.1	-	-	-	-	-	50.1	216.7	34.1
2015	38.6	-	-	-	-	4.1	4.1	39.4	-	-	-	-	-	39.4	256.1	23.3
2016	38.6	-	-	-	-	3.7	3.7	31.2	-	-	-	-	-	31.2	287.4	16.1
2017	38.6	-	-	-	-	3.3	3.3	24.3	-	-	-	-	-	24.3	311.7	10.9
2018	38.6	-	-	-	-	3.0	3.0	18.8	-	-	-	-	-	18.8	330.4	7.3
2019	38.6	-	-	-	-	2.8	2.8	14.1	-	-	-	-	-	14.1	344.6	4.8
2020	38.6	-	-	-	-	2.6	2.6	10.3	-	-	-	-	-	10.3	354.8	3.0
2021	38.6	-	-	-	-	2.4	2.4	6.8	-	-	-	-	-	6.8	361.6	1.7
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	361.6	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	361.6	-
2024	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	342.1	-3.3
10.25 yr	407.2	19.5	-	-	-	40.5	40.5	342.1	-	-	-	-	-	342.1		242.6

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.25 yr / 13.25 yr
Econ. RLI	7.53 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	19.2	12.5	-	12.5	10.1	342.1	301.8	269.2	242.6	220.9	202.9
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	19.2	12.5	-	12.5	10.1	342.1	301.8	269.2	242.6	220.9	202.9

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
PDP Wells
Burner 1-34H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	44,000	47,975	-
Cum. Production at 2011/07/31	bbl	28,735	28,735	-
Gross Lease Oil Reserves	bbl	15,265	19,241	-
Company Share Oil Reserves	bbl	9,923	12,507	-

General	
Production Status	Producer: Producer
Well Name	BURNER 1-34H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Oct/11 = 218 bbl
Nov/11 = 451 bbl
Dec/11 = 335 bbl

Burner 1-34H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/09/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2019/10	2021/12
Initial Rate (bopd)	7.0	7.0
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	44.0	48.0
Rem. @2011/07/31 (Mbbl)	15.3	19.2

Production Summary to 2011/07/31		
Cum. Oil	28.7	Mbbl
Cum. Water	41.5	Mbbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Burner 1-34H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/09/01

Forecast Summary	Pr	P+P		Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10	Decline Exponent	0.00	0.00
Forecast End (yyyy/mm)	2019/10	2021/12	Initial Decline (%/year)	0.0	0.0
Initial Rate (bopd)	7.0	7.0	Recoverable Res. (Mbbl)	44.0	48.0
Final Rate (bopd)	3.0	3.0	Rem. @2011/07/31 (Mbbl)	15.3	19.2

Production Summary to 2011/07/31		
Cum. Oil	28.7	Mbbl
Cum. Water	41.5	Mbbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Burner 1-34H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/09/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2019/10	2021/12
Initial Rate (bopd)	7.0	7.0
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	44.0	48.0
Rem. @2011/07/31 (Mbbl)	15.3	19.2

Production Summary to 2011/07/31		
Cum. Oil	28.7	Mbbl
Cum. Water	41.5	Mbbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.
Well Production History

Burner 1-34H-164N-97W
BURNER 1-34H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/09
Well Status	Producer: Producer
Status Date	2011/07
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2010/08/01 to 2011/07/31	
Oil Rates:	bbl/Cal. day	2.0
	bbl/Op. day	18.3
	bbl/month	59
Water Cut	%	31

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2008/01	672	21.6		603		921	17,083		15,448		60
2008/02	648	20.9		565		914	17,648		16,361		62
2008/03	456	23.9		455		836	18,103		17,197		65
2008/04	696	19.9		577		928	18,680		18,125		62
2008/05	480	21.8		436		753	19,116		18,879		63
2008/06	360	32.6		489		1,013	19,605		19,891		67
2008/07	456	23.1		438		723	20,043		20,614		62
2008/08	696	20.9		605		1,147	20,648		21,761		65
2008/09	504	20.3		427		868	21,075		22,629		67
2008/10	744	17.3		537		1,040	21,613		23,669		66
2008/11	456	19.4		369		688	21,982		24,358		65
2008/12	432	12.3		222		544	22,204		24,902		71
2009/01	360	15.6		234		673	22,438		25,575		74
2009/02							22,438		25,575		
2009/03	312	30.4		395		840	22,834		26,416		68
2009/04	720	15.6		468		1,138	23,302		27,553		71
2009/05	744	15.1		467		1,001	23,769		28,554		68
2009/06	624	14.5		376		936	24,145		29,490		71
2009/07	672	11.1		312		736	24,457		30,225		70
2009/08	96	28.8		115		272	24,572		30,497		70
2009/09	240	25.4		254		948	24,827		31,445		79
2009/10	744	14.5		450		450	25,277		31,895		50
2009/11	720	14.6		437		904	25,714		32,798		67
2009/12	408	15.0		254		673	25,968		33,472		73
2010/01	720	11.5		344		1,043	26,312		34,515		75
2010/02	672	8.9		250		702	26,562		35,217		74
2010/03	432	16.2		291		889	26,854		36,105		75
2010/04	648	12.3		332		909	27,186		37,015		73
2010/05	624	12.0		312		841	27,498		37,856		73
2010/06	576	10.8		260		826	27,758		38,682		76
2010/07	648	9.8		264		826	28,022		39,509		76
2010/08							28,022		39,509		
2010/09	360	14.2		213		705	28,235		40,214		77
2010/10	360	14.6		218		895	28,454		41,109		80
2010/11	96	3.8		15		48	28,469		41,157		76
2010/12							28,469		41,157		
2011/01	72	35.0		105		235	28,574		41,393		69
2011/02							28,574		41,393		
2011/03	24	47.2		47		84	28,621		41,477		64
2011/04							28,621		41,477		
2011/05							28,621		41,477		
2011/06							28,621		41,477		
2011/07	24	113.3		113			28,735		41,477		

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Erickson 1-27H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	5.6	0.5	80.00	41.5	-	-	-	-	-	-	-	-	-	-	-	-	41.5
2012	0.65	4.7	1.7	80.00	136.6	-	-	-	-	-	-	-	-	-	-	-	-	136.6
2013	0.65	3.9	1.4	80.00	114.5	-	-	-	-	-	-	-	-	-	-	-	-	114.5
2014	0.65	3.4	1.2	80.00	98.8	-	-	-	-	-	-	-	-	-	-	-	-	98.8
2015	0.65	3.0	1.1	80.00	86.9	-	-	-	-	-	-	-	-	-	-	-	-	86.9
2016	0.65	2.7	1.0	80.00	77.8	-	-	-	-	-	-	-	-	-	-	-	-	77.8
2017	0.65	2.4	0.9	80.00	70.0	-	-	-	-	-	-	-	-	-	-	-	-	70.0
2018	0.65	2.2	0.8	80.00	63.8	-	-	-	-	-	-	-	-	-	-	-	-	63.8
2019 (11)	0.65	1.9	0.6	80.00	50.6	-	-	-	-	-	-	-	-	-	-	-	-	50.6
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.17 yr			9.3	80.00	740.4		-	-	-		-	-	-		-	-	-	740.4

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	7.7	-	7.7	18.5	4.6	0.4	33.8	-	-	-	-	-	-	-	-	-	33.8
2012	-	25.3	-	25.3	18.5	3.8	1.4	111.3	-	-	-	-	-	-	-	-	-	111.3
2013	-	21.2	-	21.2	18.5	3.2	1.2	93.3	-	-	-	-	-	-	-	-	-	93.3
2014	-	18.3	-	18.3	18.5	2.8	1.0	80.5	-	-	-	-	-	-	-	-	-	80.5
2015	-	16.1	-	16.1	18.5	2.4	0.9	70.8	-	-	-	-	-	-	-	-	-	70.8
2016	-	14.4	-	14.4	18.5	2.2	0.8	63.4	-	-	-	-	-	-	-	-	-	63.4
2017	-	13.0	-	13.0	18.5	2.0	0.7	57.1	-	-	-	-	-	-	-	-	-	57.1
2018	-	11.8	-	11.8	18.5	1.8	0.7	52.0	-	-	-	-	-	-	-	-	-	52.0
2019 (11)	-	9.4	-	9.4	18.5	1.5	0.5	41.2	-	-	-	-	-	-	-	-	-	41.2
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.17 yr	-	137.0	-	137.0	18.5		7.5	603.4		-	-		-	-		-	-	603.4

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	4.7	-	-	-	-	1.7	1.7	27.4	-	-	-	-	-	27.4	27.4	26.9
2012	16.4	-	-	-	-	5.6	5.6	89.3	-	-	-	-	-	89.3	116.7	80.6
2013	14.6	-	-	-	-	4.7	4.7	74.0	-	-	-	-	-	74.0	190.7	58.0
2014	14.6	-	-	-	-	4.0	4.0	61.9	-	-	-	-	-	61.9	252.6	42.1
2015	14.6	-	-	-	-	3.5	3.5	52.7	-	-	-	-	-	52.7	305.3	31.2
2016	14.6	-	-	-	-	3.2	3.2	45.6	-	-	-	-	-	45.6	350.8	23.5
2017	14.6	-	-	-	-	2.9	2.9	39.6	-	-	-	-	-	39.6	390.4	17.7
2018	14.6	-	-	-	-	2.6	2.6	34.8	-	-	-	-	-	34.8	425.2	13.5
2019 (11)	13.4	-	-	-	-	2.1	2.1	25.8	-	-	-	-	-	25.8	450.9	8.7
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	450.9	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	450.9	-
2022	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	431.4	-4.3
8.17 yr	122.3	19.5	-	-	-	30.2	30.2	431.4	-	-	-	-	-	431.4		297.9

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.17 yr / 11.17 yr
Econ. RLI	4.19 yr
Price Deck	SC120111
Stream Price	General Price
COS/COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	14.2	9.3	-	9.3	7.5	431.4	376.5	332.9	297.9	269.5	246.2
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	14.2	9.3	-	9.3	7.5	431.4	376.5	332.9	297.9	269.5	246.2

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Producing

Erickson 1-27H-164N-97W

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	5.6	0.5	80.00	41.5	-	-	-	-	-	-	-	-	-	-	-	-	41.5
2012	0.65	4.8	1.7	80.00	139.4	-	-	-	-	-	-	-	-	-	-	-	-	139.4
2013	0.65	4.1	1.5	80.00	121.0	-	-	-	-	-	-	-	-	-	-	-	-	121.0
2014	0.65	3.7	1.3	80.00	107.2	-	-	-	-	-	-	-	-	-	-	-	-	107.2
2015	0.65	3.3	1.2	80.00	96.2	-	-	-	-	-	-	-	-	-	-	-	-	96.2
2016	0.65	3.0	1.1	80.00	87.4	-	-	-	-	-	-	-	-	-	-	-	-	87.4
2017	0.65	2.7	1.0	80.00	79.8	-	-	-	-	-	-	-	-	-	-	-	-	79.8
2018	0.65	2.5	0.9	80.00	73.5	-	-	-	-	-	-	-	-	-	-	-	-	73.5
2019	0.65	2.3	0.9	80.00	68.1	-	-	-	-	-	-	-	-	-	-	-	-	68.1
2020	0.65	2.2	0.8	80.00	63.7	-	-	-	-	-	-	-	-	-	-	-	-	63.7
2021	0.65	2.0	0.7	80.00	59.5	-	-	-	-	-	-	-	-	-	-	-	-	59.5
2022 (3)	0.65	1.6	0.1	80.00	11.2	-	-	-	-	-	-	-	-	-	-	-	-	11.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.50 yr			**11.9**	**80.00**	**948.4**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**948.4**

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2011 (3)	-	7.7	-	7.7	18.5	4.6	0.4	33.8	-	-	-	-	-	-	-	-	-	33.8
2012	-	25.8	-	25.8	18.5	3.9	1.4	113.6	-	-	-	-	-	-	-	-	-	113.6
2013	-	22.4	-	22.4	18.5	3.4	1.2	98.6	-	-	-	-	-	-	-	-	-	98.6
2014	-	19.8	-	19.8	18.5	3.0	1.1	87.3	-	-	-	-	-	-	-	-	-	87.3
2015	-	17.8	-	17.8	18.5	2.7	1.0	78.4	-	-	-	-	-	-	-	-	-	78.4
2016	-	16.2	-	16.2	18.5	2.4	0.9	71.2	-	-	-	-	-	-	-	-	-	71.2
2017	-	14.8	-	14.8	18.5	2.2	0.8	65.0	-	-	-	-	-	-	-	-	-	65.0
2018	-	13.6	-	13.6	18.5	2.1	0.7	59.9	-	-	-	-	-	-	-	-	-	59.9
2019	-	12.6	-	12.6	18.5	1.9	0.7	55.5	-	-	-	-	-	-	-	-	-	55.5
2020	-	11.8	-	11.8	18.5	1.8	0.6	51.9	-	-	-	-	-	-	-	-	-	51.9
2021	-	11.0	-	11.0	18.5	1.7	0.6	48.5	-	-	-	-	-	-	-	-	-	48.5
2022 (3)	-	2.1	-	2.1	18.5	1.3	0.1	9.1	-	-	-	-	-	-	-	-	-	9.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.50 yr	**-**	**175.5**	**-**	**175.5**	**18.5**		**9.7**	**772.9**		**-**	**-**		**-**	**-**		**-**	**-**	**772.9**

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @ 15.0% M$
2011 (3)	4.7	-	-	-	-	1.7	1.7	27.4	-	-	-	-	-	27.4	27.4	26.9
2012	16.4	-	-	-	-	5.7	5.7	91.5	-	-	-	-	-	91.5	118.9	82.6
2013	14.6	-	-	-	-	4.9	4.9	79.1	-	-	-	-	-	79.1	198.0	61.9
2014	14.6	-	-	-	-	4.4	4.4	68.3	-	-	-	-	-	68.3	266.3	46.5
2015	14.6	-	-	-	-	3.9	3.9	59.8	-	-	-	-	-	59.8	326.2	35.4
2016	14.6	-	-	-	-	3.6	3.6	53.1	-	-	-	-	-	53.1	379.2	27.3
2017	14.6	-	-	-	-	3.2	3.2	47.1	-	-	-	-	-	47.1	426.3	21.1
2018	14.6	-	-	-	-	3.0	3.0	42.3	-	-	-	-	-	42.3	468.6	16.5
2019	14.6	-	-	-	-	2.8	2.8	38.1	-	-	-	-	-	38.1	506.7	12.9
2020	14.6	-	-	-	-	2.6	2.6	34.7	-	-	-	-	-	34.7	541.4	10.2
2021	14.6	-	-	-	-	2.4	2.4	31.4	-	-	-	-	-	31.4	572.8	8.0
2022 (3)	3.7	-	-	-	-	0.5	0.5	5.0	-	-	-	-	-	5.0	577.9	1.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	577.9	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	577.9	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	558.4	-2.9
10.50 yr	**156.4**	**19.5**	**-**	**-**	**-**	**38.6**	**38.6**	**558.4**	**-**	**-**	**-**	**-**	**-**	**558.4**		**347.7**

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.50 yr / 13.50 yr
Econ. RLI	5.37 yr
Price Deck	SC120111
Stream Price	General Price
COS/COO	100.0% / 100.0%

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	18.2	11.9	-	11.9	9.7	558.4	467.1	399.2	347.7	307.8	276.4
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**18.2**	**11.9**	**-**	**11.9**	**9.7**	**558.4**	**467.1**	**399.2**	**347.7**	**307.8**	**276.4**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
PDP Wells
Erickson 1-27H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	63,000	67,000	-
Cum. Production at 2011/09/30	bbl	48,761	48,761	-
Gross Lease Oil Reserves	bbl	14,239	18,239	-
Company Share Oil Reserves	bbl	9,255	11,855	-

General	
Production Status	Producer: Producer
Well Name	ERICKSON 1-27H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Oct/11 = 287 bbl
Nov/11 = 273 bbl
Dec/11 = 246 bbl

Erickson 1-27H-164N-97W

Semi-log Rate Time Production History


Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
100
90
80
70
60
50
40
30
20
10
0
10000
1000
100
10
1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2019/11	2022/03
Initial Rate (bopd)	9.3	9.3
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	63.0	67.0
Rem. @2011/09/30 (Mbbl)	14.2	18.2

Production Summary to 2011/09/30		
Cum. Oil	48.8	Mbbl
Cum. Water	24.6	Mbbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Erickson 1-27H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01

Forecast Summary	Pr	P+P		Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10	Decline Exponent	0.00	0.00
Forecast End (yyyy/mm)	2019/11	2022/03	Initial Decline (%/year)	0.0	0.0
Initial Rate (bopd)	9.3	9.3	Recoverable Res. (Mbbl)	63.0	67.0
Final Rate (bopd)	3.0	3.0	Rem. @2011/09/30 (Mbbl)	14.2	18.2

Production Summary to 2011/09/30		
Cum. Oil	48.8	Mbbl
Cum. Water	24.6	Mbbl

McDaniel & Associates Consultants Ltd.

Erickson 1-27H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2019/11	2022/03
Initial Rate (bopd)	9.3	9.3
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	63.0	67.0
Rem. @2011/09/30 (Mbbl)	14.2	18.2

Production Summary to 2011/09/30		
Cum. Oil	48.8	Mbbl
Cum. Water	24.6	Mbbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.
Well Production History

Erickson 1-27H-164N-97W
ERICKSON 1-27H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/03
Well Status	Producer: Producer
Status Date	2011/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2010/10/01 to 2011/09/30	
Oil Rates:	bbl/Cal. day	4.5
	bbl/Op. day	10.0
	bbl/month	137
Water Cut	%	34

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2008/01	744	23.4		726		381	35,001		13,367		34
2008/02	672	22.1		619		302	35,620		13,669		33
2008/03	720	18.6		558		269	36,178		13,939		33
2008/04	720	18.6		558		285	36,736		14,224		34
2008/05	696	16.4		475		264	37,211		14,488		36
2008/06	720	18.0		541		305	37,752		14,793		36
2008/07	744	16.1		500		354	38,252		15,148		41
2008/08	744	14.6		453		270	38,706		15,418		37
2008/09	720	15.7		470		282	39,176		15,699		37
2008/10	480	16.4		327		242	39,503		15,942		43
2008/11	696	15.9		463		311	39,965		16,253		40
2008/12	696	15.6		452		245	40,418		16,498		35
2009/01	360	13.9		208		128	40,626		16,626		38
2009/02	96	13.2		53		66	40,679		16,692		56
2009/03	336	15.6		219		266	40,898		16,959		55
2009/04	720	15.7		472		282	41,370		17,241		37
2009/05	744	14.3		442		312	41,812		17,553		41
2009/06	720	13.9		416		259	42,228		17,812		38
2009/07	744	13.7		424		284	42,652		18,096		40
2009/08	744	13.3		411		292	43,063		18,388		42
2009/09	720	12.9		388		312	43,452		18,701		45
2009/10	744	12.5		387		387	43,839		19,088		50
2009/11	720	12.4		373		272	44,212		19,359		42
2009/12	744	11.6		358		230	44,570		19,590		39
2010/01	744	11.6		359		275	44,929		19,865		43
2010/02	600	12.1		303		230	45,233		20,095		43
2010/03	744	12.3		381		294	45,614		20,389		44
2010/04	720	11.6		348		272	45,962		20,661		44
2010/05	600	11.4		284		269	46,246		20,930		49
2010/06	648	9.4		255		259	46,501		21,189		50
2010/07	744	9.5		295		262	46,796		21,452		47
2010/08							46,796		21,452		
2010/09	720	10.8		325		227	47,122		21,679		41
2010/10	648	10.6		287		219	47,409		21,898		43
2010/11	720	9.0		270		248	47,679		22,146		48
2010/12	744	10.9		337		256	48,016		22,402		43
2011/01	600	10.8		269		207	48,285		22,609		43
2011/02							48,285		22,609		
2011/03	96	18.2		73		162	48,358		22,771		69
2011/04							48,358		22,771		
2011/05							48,358		22,771		
2011/06							48,358		22,771		
2011/07							48,358		22,771		
2011/08	744	7.8		240		1,126	48,599		23,897		82
2011/09	384	10.1		162		744	48,761		24,642		82

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Jenks 1-34-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr			-	-	-		-	-	-		-	-	-		-	-	-	-

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0.00 yr	-	-	-	-	-		-	-		-	-		-	-		-	-	-

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-	-	-	97.5	97.5	-97.5	-97.5	-89.3
2013	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2014	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2018	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-97.5	-
2020	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	-117.0	-5.7
0.00 yr	-	19.5	-	-	-	-	-	-19.5	-	-	-	97.5	97.5	-117.0		-95.1

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	0.00%
Econ. Life/To Aban.	0.00 yr / 9.08 yr
Econ. RLI	0.00 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	-	-	-	-	-	-117.0	-107.3	-100.3	-95.1	-91.0	-87.6
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	-	-	-	-	-	**-117.0**	**-107.3**	**-100.3**	**-95.1**	**-91.0**	**-87.6**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
PDP Wells
Jenks 1-34-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	161	-	-
Cum. Production at 2010/11/30	bbl	161	-	-
Gross Lease Oil Reserves	bbl	-	-	-
Company Share Oil Reserves	bbl	-	-	-

General	
Production Status	Producer: Producer
Well Name	JENKS 1
Pool Name	Madison
Zone Depth	-
Reserves based on	-
Number of Wells	1

Comments

Plan to convert well to water disposal in 2012 Q2

Jenks 1-34-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
100
90
80
70
60
50
40
30
20
10
0
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
1000
100
10
1
0.1
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

Production Summary to 2010/11/30

Cum. Oil	161.1	bbl
Cum. Water	3589.5	bbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Jenks 1-34-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

<u>Production Summary to 2010/11/30</u>

Cum. Oil	161.1	bbl
Cum. Water	3589.5	bbl

McDaniel & Associates Consultants Ltd.

Jenks 1-34-164N-97W

Semi-log Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Cumulative Oil Production (bbl)
0
200
400
600
800
1000
1200
1400
1600
1800
2000
1
10
100
1000
0.1
20
40
60
80
120
140
160
180
220
240
260
280
300
320
340
360
380
400

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2010/04/01

<u>Production Summary to 2010/11/30</u>

Cum. Oil	161.1	bbl
Cum. Water	3589.5	bbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

JayHawk Energy Inc.
Well Production History

Jenks 1-34-164N-97W
JENKS 1

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2010/04
Well Status	Producer: Producer
Status Date	2010/11
Operator	JAYHAWK ENERGY INCORPORATED

8 Month Averages	2010/04/01 to 2010/11/30	
Oil Rates:	bbl/Cal. day	0.7
	bbl/Op. day	1.0
	bbl/month	20
Water Cut	%	90

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/04	168					1,399			1,399		100
2010/05	288	1.3		15		1,398	15		2,797		99
2010/06	480	1.4		28		205	43		3,002		88
2010/07	744	1.0		32		149	76		3,151		82
2010/08	744	1.0		32		139	108		3,290		81
2010/09	720	0.8		25		167	133		3,457		87
2010/10	744	0.9		28		119	161		3,576		81
2010/11	72					13	161		3,589		100

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Landstrom 1-33H-164N-97W

Year	WI Wells	Co. Share Oil: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Co. Share Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Co. Share Liquids: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Co. Share Sulphur: Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	7.9	0.7	80.00	58.0	-	-	-	-	-	-	-	-	-	-	-	-	58.0
2012	0.65	5.7	2.1	80.00	166.5	-	-	-	-	-	-	-	-	-	-	-	-	166.5
2013	0.65	4.8	1.7	80.00	139.1	-	-	-	-	-	-	-	-	-	-	-	-	139.1
2014	0.65	4.0	1.5	80.00	118.2	-	-	-	-	-	-	-	-	-	-	-	-	118.2
2015	0.65	3.5	1.3	80.00	101.7	-	-	-	-	-	-	-	-	-	-	-	-	101.7
2016	0.65	3.0	1.1	80.00	88.7	-	-	-	-	-	-	-	-	-	-	-	-	88.7
2017	0.65	2.7	1.0	80.00	77.6	-	-	-	-	-	-	-	-	-	-	-	-	77.6
2018	0.65	2.4	0.9	80.00	68.6	-	-	-	-	-	-	-	-	-	-	-	-	68.6
2019	0.65	2.1	0.8	80.00	61.1	-	-	-	-	-	-	-	-	-	-	-	-	61.1
2020 (2)	0.65	1.6	0.1	80.00	7.9	-	-	-	-	-	-	-	-	-	-	-	-	7.9
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.42 yr			**11.1**	**80.00**	**887.4**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**887.4**

Year	Adj. Royalties: Manual M$	Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Net Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Net Liquids: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Net Sulphur: Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2011 (3)	-	9.5	-	9.5	16.5	6.6	0.6	48.4	-	-	-	-	-	-	-	-	-	48.4
2012	-	27.4	-	27.4	16.5	4.8	1.7	139.1	-	-	-	-	-	-	-	-	-	139.1
2013	-	22.9	-	22.9	16.5	4.0	1.5	116.2	-	-	-	-	-	-	-	-	-	116.2
2014	-	19.5	-	19.5	16.5	3.4	1.2	98.7	-	-	-	-	-	-	-	-	-	98.7
2015	-	16.7	-	16.7	16.5	2.9	1.1	85.0	-	-	-	-	-	-	-	-	-	85.0
2016	-	14.6	-	14.6	16.5	2.5	0.9	74.1	-	-	-	-	-	-	-	-	-	74.1
2017	-	12.8	-	12.8	16.5	2.2	0.8	64.8	-	-	-	-	-	-	-	-	-	64.8
2018	-	11.3	-	11.3	16.5	2.0	0.7	57.3	-	-	-	-	-	-	-	-	-	57.3
2019	-	10.1	-	10.1	16.5	1.7	0.6	51.1	-	-	-	-	-	-	-	-	-	51.1
2020 (2)	-	1.3	-	1.3	16.5	1.4	0.1	6.6	-	-	-	-	-	-	-	-	-	6.6
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.42 yr	**-**	**146.1**	**-**	**146.1**	**16.5**		**9.3**	**741.3**		**-**	**-**		**-**	**-**		**-**	**-**	**741.3**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs: Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	Before Tax Cash Flow: BTCF M$	Cum. M$	NPV @ 15.0% M$
2011 (3)	9.5	-	-	-	-	2.4	2.4	36.5	-	-	-	-	-	36.5	36.5	35.8
2012	30.3	-	-	-	-	7.0	7.0	101.8	-	-	-	-	-	101.8	138.4	91.8
2013	25.0	-	-	-	-	5.8	5.8	85.4	-	-	-	-	-	85.4	223.8	66.9
2014	25.0	-	-	-	-	4.9	4.9	68.9	-	-	-	-	-	68.9	292.6	46.9
2015	25.0	-	-	-	-	4.2	4.2	55.8	-	-	-	-	-	55.8	348.4	33.0
2016	25.0	-	-	-	-	3.7	3.7	45.4	-	-	-	-	-	45.4	393.8	23.4
2017	25.0	-	-	-	-	3.2	3.2	36.6	-	-	-	-	-	36.6	430.4	16.4
2018	25.0	-	-	-	-	2.9	2.9	29.5	-	-	-	-	-	29.5	459.9	11.5
2019	25.0	-	-	-	-	2.6	2.6	23.6	-	-	-	-	-	23.6	483.5	8.0
2020 (2)	4.2	-	-	-	-	0.3	0.3	2.1	-	-	-	-	-	2.1	485.6	0.6
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	485.6	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	485.6	-
2023	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	466.1	-3.8
8.42 yr	**218.7**	**19.5**	**-**	**-**	**-**	**37.1**	**37.1**	**466.1**	**-**	**-**	**-**	**-**	**-**	**466.1**		**330.5**

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.42 yr / 11.42 yr
Econ. RLI	5.08 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Before Tax Cash Flow NPV (M$): 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	17.1	11.1	-	11.1	9.3	466.1	411.0	366.6	330.5	301.0	276.5
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**17.1**	**11.1**	**-**	**11.1**	**9.3**	**466.1**	**411.0**	**366.6**	**330.5**	**301.0**	**276.5**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Producing

Landstrom 1-33H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	7.9	0.7	80.00	58.0	-	-	-	-	-	-	-	-	-	-	-	-	58.0
2012	0.65	5.8	2.1	80.00	169.8	-	-	-	-	-	-	-	-	-	-	-	-	169.8
2013	0.65	5.0	1.8	80.00	147.1	-	-	-	-	-	-	-	-	-	-	-	-	147.1
2014	0.65	4.4	1.6	80.00	129.0	-	-	-	-	-	-	-	-	-	-	-	-	129.0
2015	0.65	3.9	1.4	80.00	114.0	-	-	-	-	-	-	-	-	-	-	-	-	114.0
2016	0.65	3.5	1.3	80.00	101.8	-	-	-	-	-	-	-	-	-	-	-	-	101.8
2017	0.65	3.1	1.1	80.00	90.9	-	-	-	-	-	-	-	-	-	-	-	-	90.9
2018	0.65	2.8	1.0	80.00	82.0	-	-	-	-	-	-	-	-	-	-	-	-	82.0
2019	0.65	2.5	0.9	80.00	74.2	-	-	-	-	-	-	-	-	-	-	-	-	74.2
2020	0.65	2.3	0.8	80.00	67.7	-	-	-	-	-	-	-	-	-	-	-	-	67.7
2021	0.65	2.1	0.8	80.00	61.7	-	-	-	-	-	-	-	-	-	-	-	-	61.7
2022 (6)	0.65	1.7	0.3	80.00	25.1	-	-	-	-	-	-	-	-	-	-	-	-	25.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.75 yr			**14.0**	**80.00**	**1,121.4**		-	-	-		-	-	-		-	-	-	**1,121.4**

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	9.5	-	9.5	16.5	6.6	0.6	48.4	-	-	-	-	-	-	-	-	-	48.4
2012	-	28.0	-	28.0	16.5	4.8	1.8	141.9	-	-	-	-	-	-	-	-	-	141.9
2013	-	24.2	-	24.2	16.5	4.2	1.5	122.9	-	-	-	-	-	-	-	-	-	122.9
2014	-	21.2	-	21.2	16.5	3.7	1.3	107.8	-	-	-	-	-	-	-	-	-	107.8
2015	-	18.8	-	18.8	16.5	3.3	1.2	95.3	-	-	-	-	-	-	-	-	-	95.3
2016	-	16.8	-	16.8	16.5	2.9	1.1	85.0	-	-	-	-	-	-	-	-	-	85.0
2017	-	15.0	-	15.0	16.5	2.6	0.9	76.0	-	-	-	-	-	-	-	-	-	76.0
2018	-	13.5	-	13.5	16.5	2.3	0.9	68.5	-	-	-	-	-	-	-	-	-	68.5
2019	-	12.2	-	12.2	16.5	2.1	0.8	62.0	-	-	-	-	-	-	-	-	-	62.0
2020	-	11.2	-	11.2	16.5	1.9	0.7	56.6	-	-	-	-	-	-	-	-	-	56.6
2021	-	10.2	-	10.2	16.5	1.8	0.6	51.6	-	-	-	-	-	-	-	-	-	51.6
2022 (6)	-	4.1	-	4.1	16.5	1.4	0.3	21.0	-	-	-	-	-	-	-	-	-	21.0
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.75 yr	-	**184.7**	-	**184.7**	**16.5**		**11.7**	**936.8**		-	-		-	-		-	-	**936.8**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011 (3)	9.5	-	-	-	-	2.4	2.4	36.5	-	-	-	-	-	36.5	36.5	35.8
2012	30.3	-	-	-	-	7.1	7.1	104.5	-	-	-	-	-	104.5	141.0	94.1
2013	25.0	-	-	-	-	6.1	6.1	91.8	-	-	-	-	-	91.8	232.8	71.9
2014	25.0	-	-	-	-	5.4	5.4	77.4	-	-	-	-	-	77.4	310.2	52.7
2015	25.0	-	-	-	-	4.8	4.8	65.5	-	-	-	-	-	65.5	375.7	38.8
2016	25.0	-	-	-	-	4.3	4.3	55.8	-	-	-	-	-	55.8	431.5	28.7
2017	25.0	-	-	-	-	3.8	3.8	47.2	-	-	-	-	-	47.2	478.7	21.1
2018	25.0	-	-	-	-	3.4	3.4	40.1	-	-	-	-	-	40.1	518.8	15.6
2019	25.0	-	-	-	-	3.1	3.1	34.0	-	-	-	-	-	34.0	552.8	11.5
2020	25.0	-	-	-	-	2.8	2.8	28.8	-	-	-	-	-	28.8	581.6	8.5
2021	25.0	-	-	-	-	2.6	2.6	24.0	-	-	-	-	-	24.0	605.6	6.2
2022 (6)	12.5	-	-	-	-	1.0	1.0	7.4	-	-	-	-	-	7.4	613.0	1.7
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	613.0	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	613.0	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	593.5	-2.9
10.75 yr	**276.9**	**19.5**	-	-	-	**46.8**	**46.8**	**593.5**	-	-	-	-	-	**593.5**		**383.7**

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.75 yr / 13.75 yr
Econ. RLI	6.42 yr
Price Deck	SC120111
Stream Price	General Price
COS/ COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	21.6	14.0	-	14.0	11.7	593.5	503.7	435.9	383.7	342.9	310.3
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**21.6**	**14.0**	-	**14.0**	**11.7**	**593.5**	**503.7**	**435.9**	**383.7**	**342.9**	**310.3**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
PDP Wells
Landstrom 1-33H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	40,000	44,500	-
Cum. Production at 2011/09/30	bbl	22,934	22,934	-
Gross Lease Oil Reserves	bbl	17,066	21,566	-
Company Share Oil Reserves	bbl	11,093	14,018	-

General	
Production Status	Producer: Producer
Well Name	LANDSTROM 1-33H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Oct/11 = 284 bbl
Nov/11 = 422 bbl
Dec/11 = 423 bbl

Landstrom 1-33H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
100
90
80
70
60
50
40
30
20
10
0
10000
1000
100
10
1
0.1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/10/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2020/02	2022/06
Initial Rate (bopd)	9.2	9.2
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	1.00	1.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	40.0	44.5
Rem. @2011/09/30 (Mbbl)	17.1	21.6

Production Summary to 2011/09/30		
Cum. Oil	22.9	Mbbl
Cum. Water	34.5	Mbbl

McDaniel & Associates Consultants Ltd.

Landstrom 1-33H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/10/01

Forecast Summary	Pr	P+P		Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10	Decline Exponent	1.00	1.00
Forecast End (yyyy/mm)	2020/02	2022/06	Initial Decline (%/year)	0.0	0.0
Initial Rate (bopd)	9.2	9.2	Recoverable Res. (Mbbl)	40.0	44.5
Final Rate (bopd)	3.0	3.0	Rem. @2011/09/30 (Mbbl)	17.1	21.6

Production Summary to 2011/09/30		
Cum. Oil	22.9	Mbbl
Cum. Water	34.5	Mbbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

Landstrom 1-33H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/10/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2020/02	2022/06
Initial Rate (bopd)	9.2	9.2
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	1.00	1.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	40.0	44.5
Rem. @2011/09/30 (Mbbl)	17.1	21.6

Production Summary to 2011/09/30		
Cum. Oil	22.9	Mbbl
Cum. Water	34.5	Mbbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:26

JayHawk Energy Inc.
Well Production History

Landstrom 1-33H-164N-97W
LANDSTROM 1-33H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/10
Well Status	Producer: Producer
Status Date	2011/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2010/10/01 to 2011/09/30	
Oil Rates:	bbl/Cal. day	4.2
	bbl/Op. day	11.3
	bbl/month	127
Water Cut	%	37

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2008/01	744	16.0		497		551	11,366		11,378		53
2008/02	696	15.9		461		561	11,827		11,939		55
2008/03	744	15.5		480		603	12,308		12,542		56
2008/04	720	14.7		442		551	12,750		13,094		55
2008/05	672	14.3		401		600	13,151		13,694		60
2008/06	720	14.7		441		697	13,592		14,391		61
2008/07	744	13.2		408		658	14,000		15,048		62
2008/08	744	12.6		391		599	14,392		15,647		60
2008/09	576	14.5		347		509	14,739		16,156		59
2008/10	648	14.3		387		624	15,126		16,781		62
2008/11	672	12.7		354		639	15,480		17,420		64
2008/12	600	12.3		306		524	15,787		17,944		63
2009/01	360	10.8		162		289	15,949		18,233		64
2009/02							15,949		18,233		
2009/03	240	20.4		204		529	16,153		18,762		72
2009/04	576	14.4		346		828	16,499		19,590		71
2009/05	744	13.6		422		805	16,922		20,395		66
2009/06	648	12.1		328		693	17,249		21,089		68
2009/07	744	10.8		335		738	17,585		21,827		69
2009/08	744	10.8		335		768	17,920		22,595		70
2009/09	720	11.8		355		787	18,275		23,382		69
2009/10	744	10.7		330		330	18,606		23,713		50
2009/11	720	10.4		313		654	18,919		24,367		68
2009/12	744	10.7		331		706	19,250		25,073		68
2010/01	744	9.8		303		705	19,553		25,779		70
2010/02	552	11.0		252		614	19,806		26,392		71
2010/03	744	9.7		300		697	20,106		27,089		70
2010/04	696	10.7		310		716	20,416		27,805		70
2010/05	696	8.6		250		676	20,666		28,482		73
2010/06	600	11.7		291		648	20,957		29,130		69
2010/07	744	9.5		294		695	21,251		29,825		70
2010/08							21,251		29,825		
2010/09	408	9.5		161		376	21,412		30,201		70
2010/10	696	9.8		284		785	21,697		30,987		73
2010/11	672	8.6		241		615	21,938		31,602		72
2010/12	672	10.4		292		675	22,230		32,277		70
2011/01	480	12.4		247		538	22,477		32,815		69
2011/02							22,477		32,815		
2011/03							22,477		32,815		
2011/04							22,477		32,815		
2011/05							22,477		32,815		
2011/06							22,477		32,815		
2011/07							22,477		32,815		
2011/08	384	12.9		207		980	22,684		33,796		83
2011/09	336	17.8		250		666	22,934		34,462		73

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Producing

Schutz 5-26H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	10.0	0.9	80.00	73.9	-	-	-	-	-	-	-	-	-	-	-	-	73.9
2012	0.65	8.8	3.2	80.00	257.4	-	-	-	-	-	-	-	-	-	-	-	-	257.4
2013	0.65	7.2	2.6	80.00	210.8	-	-	-	-	-	-	-	-	-	-	-	-	210.8
2014	0.65	6.0	2.2	80.00	176.2	-	-	-	-	-	-	-	-	-	-	-	-	176.2
2015	0.65	5.1	1.9	80.00	149.5	-	-	-	-	-	-	-	-	-	-	-	-	149.5
2016	0.65	4.4	1.6	80.00	128.8	-	-	-	-	-	-	-	-	-	-	-	-	128.8
2017	0.65	3.8	1.4	80.00	111.5	-	-	-	-	-	-	-	-	-	-	-	-	111.5
2018	0.65	3.3	1.2	80.00	97.7	-	-	-	-	-	-	-	-	-	-	-	-	97.7
2019	0.65	3.0	1.1	80.00	86.4	-	-	-	-	-	-	-	-	-	-	-	-	86.4
2020 (8)	0.65	2.4	0.6	80.00	47.3	-	-	-	-	-	-	-	-	-	-	-	-	47.3
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.92 yr			**16.7**	**80.00**	**1,339.4**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**1,339.4**

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011 (3)	-	13.6	-	13.6	18.5	8.2	0.8	60.2	-	-	-	-	-	-	-	-	-	60.2
2012	-	47.5	-	47.5	18.5	7.2	2.6	209.9	-	-	-	-	-	-	-	-	-	209.9
2013	-	38.9	-	38.9	18.5	5.9	2.1	171.8	-	-	-	-	-	-	-	-	-	171.8
2014	-	32.5	-	32.5	18.5	4.9	1.8	143.7	-	-	-	-	-	-	-	-	-	143.7
2015	-	27.6	-	27.6	18.5	4.2	1.5	121.9	-	-	-	-	-	-	-	-	-	121.9
2016	-	23.8	-	23.8	18.5	3.6	1.3	105.0	-	-	-	-	-	-	-	-	-	105.0
2017	-	20.6	-	20.6	18.5	3.1	1.1	90.9	-	-	-	-	-	-	-	-	-	90.9
2018	-	18.0	-	18.0	18.5	2.7	1.0	79.7	-	-	-	-	-	-	-	-	-	79.7
2019	-	15.9	-	15.9	18.5	2.4	0.9	70.4	-	-	-	-	-	-	-	-	-	70.4
2020 (8)	-	8.7	-	8.7	18.5	2.0	0.5	38.6	-	-	-	-	-	-	-	-	-	38.6
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.92 yr	**-**	**247.4**	**-**	**247.4**	**18.5**		**13.7**	**1,092.0**		**-**	**-**		**-**	**-**		**-**	**-**	**1,092.0**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	NPV @ 15.0% M$
2011 (3)	4.7	-	-	-	-	3.0	3.0	52.5	-	-	-	-	-	52.5	52.5	51.6
2012	18.6	-	-	-	-	10.5	10.5	180.8	-	-	-	-	-	180.8	233.3	163.3
2013	18.5	-	-	-	-	8.6	8.6	144.7	-	-	-	-	-	144.7	378.0	113.3
2014	18.5	-	-	-	-	7.2	7.2	118.0	-	-	-	-	-	118.0	496.0	80.3
2015	18.5	-	-	-	-	6.1	6.1	97.3	-	-	-	-	-	97.3	593.2	57.6
2016	18.5	-	-	-	-	5.2	5.2	81.2	-	-	-	-	-	81.2	674.4	41.8
2017	18.5	-	-	-	-	4.5	4.5	67.8	-	-	-	-	-	67.8	742.3	30.4
2018	18.5	-	-	-	-	4.0	4.0	57.2	-	-	-	-	-	57.2	799.4	22.3
2019	18.5	-	-	-	-	3.5	3.5	48.4	-	-	-	-	-	48.4	847.8	16.4
2020 (8)	12.4	-	-	-	-	1.9	1.9	24.3	-	-	-	-	-	24.3	872.1	7.2
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	872.1	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	872.1	-
2023	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	852.6	-3.8
8.92 yr	**165.3**	**19.5**	**-**	**-**	**-**	**54.6**	**54.6**	**852.6**	**-**	**-**	**-**	**-**	**-**	**852.6**		**580.3**

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	8.92 yr / 11.92 yr
Econ. RLI	4.77 yr
Price Deck	SC120111
Stream Price	General Price
COS/ COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	25.8	16.7	-	16.7	13.7	852.6	738.4	650.0	580.3	524.5	479.0
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**25.8**	**16.7**	**-**	**16.7**	**13.7**	**852.6**	**738.4**	**650.0**	**580.3**	**524.5**	**479.0**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Producing

Schutz 5-26H-164N-97W

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2011 (3)	0.65	10.0	0.9	80.00	73.9	-	-	-	-	-	-	-	-	-	-	-	-	73.9
2012	0.65	9.0	3.3	80.00	262.8	-	-	-	-	-	-	-	-	-	-	-	-	262.8
2013	0.65	7.7	2.8	80.00	223.7	-	-	-	-	-	-	-	-	-	-	-	-	223.7
2014	0.65	6.6	2.4	80.00	193.1	-	-	-	-	-	-	-	-	-	-	-	-	193.1
2015	0.65	5.8	2.1	80.00	168.5	-	-	-	-	-	-	-	-	-	-	-	-	168.5
2016	0.65	5.1	1.9	80.00	148.6	-	-	-	-	-	-	-	-	-	-	-	-	148.6
2017	0.65	4.5	1.6	80.00	131.4	-	-	-	-	-	-	-	-	-	-	-	-	131.4
2018	0.65	4.0	1.5	80.00	117.3	-	-	-	-	-	-	-	-	-	-	-	-	117.3
2019	0.65	3.6	1.3	80.00	105.4	-	-	-	-	-	-	-	-	-	-	-	-	105.4
2020	0.65	3.3	1.2	80.00	95.4	-	-	-	-	-	-	-	-	-	-	-	-	95.4
2021	0.65	3.0	1.1	80.00	86.3	-	-	-	-	-	-	-	-	-	-	-	-	86.3
2022 (11)	0.65	2.7	0.9	80.00	71.1	-	-	-	-	-	-	-	-	-	-	-	-	71.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.17 yr			21.0	80.00	1,677.4		-	-	-		-	-	-		-	-	-	1,677.4

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2011 (3)	-	13.6	-	13.6	18.5	8.2	0.8	60.2	-	-	-	-	-	-	-	-	-	60.2
2012	-	48.5	-	48.5	18.5	7.3	2.7	214.3	-	-	-	-	-	-	-	-	-	214.3
2013	-	41.3	-	41.3	18.5	6.2	2.3	182.4	-	-	-	-	-	-	-	-	-	182.4
2014	-	35.7	-	35.7	18.5	5.4	2.0	157.5	-	-	-	-	-	-	-	-	-	157.5
2015	-	31.1	-	31.1	18.5	4.7	1.7	137.3	-	-	-	-	-	-	-	-	-	137.3
2016	-	27.4	-	27.4	18.5	4.1	1.5	121.2	-	-	-	-	-	-	-	-	-	121.2
2017	-	24.3	-	24.3	18.5	3.7	1.3	107.1	-	-	-	-	-	-	-	-	-	107.1
2018	-	21.7	-	21.7	18.5	3.3	1.2	95.6	-	-	-	-	-	-	-	-	-	95.6
2019	-	19.5	-	19.5	18.5	2.9	1.1	85.9	-	-	-	-	-	-	-	-	-	85.9
2020	-	17.6	-	17.6	18.5	2.7	1.0	77.8	-	-	-	-	-	-	-	-	-	77.8
2021	-	15.9	-	15.9	18.5	2.4	0.9	70.4	-	-	-	-	-	-	-	-	-	70.4
2022 (11)	-	13.1	-	13.1	18.5	2.2	0.7	57.9	-	-	-	-	-	-	-	-	-	57.9
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.17 yr	-	309.8	-	309.8	18.5		17.1	1,367.6		-	-		-	-		-	-	1,367.6

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @ 15.0% M$
2011 (3)	4.7	-	-	-	-	3.0	3.0	52.5	-	-	-	-	-	52.5	52.5	51.6
2012	18.6	-	-	-	-	10.7	10.7	185.0	-	-	-	-	-	185.0	237.5	167.0
2013	18.5	-	-	-	-	9.1	9.1	154.7	-	-	-	-	-	154.7	392.2	121.1
2014	18.5	-	-	-	-	7.9	7.9	131.1	-	-	-	-	-	131.1	523.3	89.2
2015	18.5	-	-	-	-	6.9	6.9	111.9	-	-	-	-	-	111.9	635.2	66.3
2016	18.5	-	-	-	-	6.1	6.1	96.6	-	-	-	-	-	96.6	731.8	49.7
2017	18.5	-	-	-	-	5.4	5.4	83.2	-	-	-	-	-	83.2	815.0	37.3
2018	18.5	-	-	-	-	4.8	4.8	72.3	-	-	-	-	-	72.3	887.4	28.2
2019	18.5	-	-	-	-	4.3	4.3	63.1	-	-	-	-	-	63.1	950.4	21.4
2020	18.5	-	-	-	-	3.9	3.9	55.4	-	-	-	-	-	55.4	1,005.8	16.3
2021	18.5	-	-	-	-	3.5	3.5	48.3	-	-	-	-	-	48.3	1,054.2	12.4
2022 (11)	17.0	-	-	-	-	2.9	2.9	38.1	-	-	-	-	-	38.1	1,092.2	8.5
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,092.2	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,092.2	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,072.7	-2.9
11.17 yr	207.0	19.5	-	-	-	68.4	68.4	1,072.7	-	-	-	-	-	1,072.7		666.1

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	11.17 yr / 14.17 yr
Econ. RLI	5.97 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	32.3	21.0	-	21.0	17.1	1,072.7	894.0	763.7	666.1	591.1	532.1
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**32.3**	**21.0**	**-**	**21.0**	**17.1**	**1,072.7**	**894.0**	**763.7**	**666.1**	**591.1**	**532.1**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
PDP Wells
Schutz 5-26H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	70,000	76,500	-
Cum. Production at 2011/09/30	bbl	44,242	44,242	-
Gross Lease Oil Reserves	bbl	25,758	32,258	-
Company Share Oil Reserves	bbl	16,743	20,968	-

General	
Production Status	Producer:
Well Name	SCHUTZ 5-26H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Oct/11 = 458 bbl
Nov/11 = 451 bbl
Dec/11 = 525 bbl

Schutz 5-26H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2020/08	2022/11
Initial Rate (bopd)	14.8	14.8
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	70.0	76.5
Rem. @2011/09/30 (Mbbl)	25.8	32.3

Production Summary to 2011/09/30		
Cum. Oil	44.2	Mbbl
Cum. Water	2789.6	bbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:27

Schutz 5-26H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2020/08	2022/11
Initial Rate (bopd)	14.8	14.8
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	70.0	76.5
Rem. @2011/09/30 (Mbbl)	25.8	32.3

Production Summary to 2011/09/30		
Cum. Oil	44.2	Mbbl
Cum. Water	2789.6	bbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:27

Schutz 5-26H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2011/10	2011/10
Forecast End (yyyy/mm)	2020/08	2022/11
Initial Rate (bopd)	14.8	14.8
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	0.00	0.00
Initial Decline (%/year)	0.0	0.0
Recoverable Res. (Mbbl)	70.0	76.5
Rem. @2011/09/30 (Mbbl)	25.8	32.3

Production Summary to 2011/09/30		
Cum. Oil	44.2	Mbbl
Cum. Water	2789.6	bbl

McDaniel
& Associates Consultants Ltd.

JayHawk Energy Inc.
Well Production History

Schutz 5-26H-164N-97W
SCHUTZ 5-26H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/02
Well Status	Producer:
Status Date	2011/09
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2010/10/01 to 2011/09/30	
Oil Rates:	bbl/Cal. day	14.4
	bbl/Op. day	20.9
	bbl/month	439
Water Cut	%	2

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2008/01	576	21.7		521		8	23,473		1,569		2
2008/02	600	23.3		581		12	24,054		1,581		2
2008/03	720	20.4		612		28	24,667		1,609		4
2008/04	624	20.7		537		23	25,204		1,632		4
2008/05	720	18.5		555		17	25,759		1,649		3
2008/06	696	18.8		544		15	26,304		1,664		3
2008/07	696	20.1		581		73	26,885		1,737		11
2008/08	720	18.0		539		13	27,424		1,751		2
2008/09	720	17.5		524		80	27,948		1,831		13
2008/10	720	18.9		566		70	28,514		1,900		11
2008/11	456	26.4		502		8	29,016		1,909		2
2008/12	432	23.1		415		7	29,431		1,916		2
2009/01	360	13.1		197		3	29,628		1,919		2
2009/02	120	52.0		260		12	29,888		1,931		4
2009/03	120	84.7		424		3	30,311		1,934		1
2009/04	720	24.6		738		35	31,049		1,969		5
2009/05	744	19.0		589		7	31,638		1,976		1
2009/06	720	18.2		545		25	32,183		2,001		4
2009/07	744	17.6		546		8	32,729		2,009		1
2009/08	744	17.2		534		15	33,263		2,024		3
2009/09	720	16.2		487		57	33,751		2,082		11
2009/10	744	16.6		514		514	34,265		2,596		50
2009/11	720	17.1		514		15	34,779		2,611		3
2009/12	672	15.3		427		13	35,206		2,624		3
2010/01	624	20.0		521		5	35,727		2,629		1
2010/02	672	16.4		459		10	36,187		2,639		2
2010/03	744	15.8		488		13	36,675		2,652		3
2010/04	720	16.3		488		7	37,163		2,659		1
2010/05	600	18.2		455		7	37,618		2,666		1
2010/06	552	15.8		362		5	37,981		2,671		1
2010/07	600	21.2		531		12	38,512		2,683		2
2010/08							38,512		2,683		
2010/09	720	15.6		467		8	38,979		2,691		2
2010/10	576	19.1		458		5	39,437		2,696		1
2010/11	720	15.6		467		5	39,904		2,702		1
2010/12	720	15.8		474		3	40,378		2,705		1
2011/01	600	16.5		412		5	40,790		2,710		1
2011/02							40,790		2,710		
2011/03	168	65.2		456		40	41,247		2,750		8
2011/04	216	53.0		477		10	41,724		2,760		2
2011/05	744	18.2		564		8	42,288		2,768		1
2011/06	240	32.7		327		8	42,615		2,776		2
2011/07	600	21.8		546		10	43,162		2,786		2
2011/08	744	19.7		609		3	43,771		2,790		1
2011/09	720	15.7		471			44,242		2,790		

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Developed Non-Producing

Kearney 4-25H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	0.65	4.3	1.2	80.00	95.2	-	-	-	-	-	-	-	-	-	-	-	-	95.2
2013	0.65	3.9	1.4	80.00	112.9	-	-	-	-	-	-	-	-	-	-	-	-	112.9
2014	0.65	3.4	1.2	80.00	100.0	-	-	-	-	-	-	-	-	-	-	-	-	100.0
2015	0.65	3.1	1.1	80.00	89.2	-	-	-	-	-	-	-	-	-	-	-	-	89.2
2016	0.65	2.7	1.0	80.00	80.2	-	-	-	-	-	-	-	-	-	-	-	-	80.2
2017	0.65	2.5	0.9	80.00	72.2	-	-	-	-	-	-	-	-	-	-	-	-	72.2
2018	0.65	2.2	0.8	80.00	65.4	-	-	-	-	-	-	-	-	-	-	-	-	65.4
2019	0.65	2.0	0.7	80.00	59.6	-	-	-	-	-	-	-	-	-	-	-	-	59.6
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.75 yr			8.4	80.00	674.7		-	-	-		-	-	-		-	-	-	674.7

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	-	15.5	-	15.5	16.3	3.6	1.0	79.7	-	-	-	-	-	-	-	-	-	79.7
2013	-	18.4	-	18.4	16.3	3.2	1.2	94.5	-	-	-	-	-	-	-	-	-	94.5
2014	-	16.3	-	16.3	16.3	2.9	1.0	83.7	-	-	-	-	-	-	-	-	-	83.7
2015	-	14.5	-	14.5	16.3	2.6	0.9	74.6	-	-	-	-	-	-	-	-	-	74.6
2016	-	13.1	-	13.1	16.3	2.3	0.8	67.1	-	-	-	-	-	-	-	-	-	67.1
2017	-	11.7	-	11.7	16.3	2.1	0.8	60.4	-	-	-	-	-	-	-	-	-	60.4
2018	-	10.7	-	10.7	16.3	1.9	0.7	54.8	-	-	-	-	-	-	-	-	-	54.8
2019	-	9.7	-	9.7	16.3	1.7	0.6	49.9	-	-	-	-	-	-	-	-	-	49.9
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.75 yr	-	109.9	-	109.9	16.3		7.1	564.9		-	-		-	-		-	-	564.9

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	14.0	-	-	-	-	4.0	4.0	61.7	-	-	-	-	-	61.7	61.7	54.7
2013	18.3	-	-	-	-	4.7	4.7	71.5	-	-	-	-	-	71.5	133.2	56.0
2014	18.3	-	-	-	-	4.2	4.2	61.2	-	-	-	-	-	61.2	194.4	41.7
2015	18.3	-	-	-	-	3.7	3.7	52.6	-	-	-	-	-	52.6	247.0	31.1
2016	18.3	-	-	-	-	3.4	3.4	45.5	-	-	-	-	-	45.5	292.4	23.4
2017	18.3	-	-	-	-	3.0	3.0	39.1	-	-	-	-	-	39.1	331.5	17.5
2018	18.3	-	-	-	-	2.7	2.7	33.7	-	-	-	-	-	33.7	365.2	13.1
2019	18.3	-	-	-	-	2.5	2.5	29.1	-	-	-	-	-	29.1	394.3	9.8
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	394.3	-
2021	-	-	-	-	-	-	-	-	-	-	-	-	-	-	394.3	-
2022	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	374.8	-4.3
7.75 yr	142.3	19.5	-	-	-	28.2	28.2	374.8	-	-	-	-	-	374.8		243.0

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	7.75 yr / 10.75 yr
Econ. RLI	5.10 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	13.0	8.4	-	8.4	7.1	374.8	320.3	277.3	243.0	215.3	192.6
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**13.0**	**8.4**	**-**	**8.4**	**7.1**	**374.8**	**320.3**	**277.3**	**243.0**	**215.3**	**192.6**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Developed Non-Producing

Kearney 4-25H-164N-97W

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	0.65	4.4	1.2	80.00	96.3	-	-	-	-	-	-	-	-	-	-	-	-	96.3
2013	0.65	4.0	1.5	80.00	117.2	-	-	-	-	-	-	-	-	-	-	-	-	117.2
2014	0.65	3.6	1.3	80.00	106.5	-	-	-	-	-	-	-	-	-	-	-	-	106.5
2015	0.65	3.3	1.2	80.00	97.3	-	-	-	-	-	-	-	-	-	-	-	-	97.3
2016	0.65	3.1	1.1	80.00	89.4	-	-	-	-	-	-	-	-	-	-	-	-	89.4
2017	0.65	2.8	1.0	80.00	82.0	-	-	-	-	-	-	-	-	-	-	-	-	82.0
2018	0.65	2.6	0.9	80.00	75.7	-	-	-	-	-	-	-	-	-	-	-	-	75.7
2019	0.65	2.4	0.9	80.00	70.1	-	-	-	-	-	-	-	-	-	-	-	-	70.1
2020	0.65	2.2	0.8	80.00	65.3	-	-	-	-	-	-	-	-	-	-	-	-	65.3
2021	0.65	2.1	0.8	80.00	60.6	-	-	-	-	-	-	-	-	-	-	-	-	60.6
2022 (5)	0.65	1.9	0.3	80.00	22.7	-	-	-	-	-	-	-	-	-	-	-	-	22.7
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.17 yr			**11.0**	**80.00**	**882.9**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**882.9**

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	-	15.7	-	15.7	16.3	3.7	1.0	80.6	-	-	-	-	-	-	-	-	-	80.6
2013	-	19.1	-	19.1	16.3	3.4	1.2	98.1	-	-	-	-	-	-	-	-	-	98.1
2014	-	17.3	-	17.3	16.3	3.1	1.1	89.2	-	-	-	-	-	-	-	-	-	89.2
2015	-	15.8	-	15.8	16.3	2.8	1.0	81.4	-	-	-	-	-	-	-	-	-	81.4
2016	-	14.6	-	14.6	16.3	2.6	0.9	74.8	-	-	-	-	-	-	-	-	-	74.8
2017	-	13.4	-	13.4	16.3	2.4	0.9	68.7	-	-	-	-	-	-	-	-	-	68.7
2018	-	12.3	-	12.3	16.3	2.2	0.8	63.4	-	-	-	-	-	-	-	-	-	63.4
2019	-	11.4	-	11.4	16.3	2.0	0.7	58.7	-	-	-	-	-	-	-	-	-	58.7
2020	-	10.6	-	10.6	16.3	1.9	0.7	54.6	-	-	-	-	-	-	-	-	-	54.6
2021	-	9.9	-	9.9	16.3	1.7	0.6	50.7	-	-	-	-	-	-	-	-	-	50.7
2022 (5)	-	3.7	-	3.7	16.3	1.6	0.2	19.0	-	-	-	-	-	-	-	-	-	19.0
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.17 yr	**-**	**143.8**	**-**	**143.8**	**16.3**		**9.2**	**739.2**		**-**	**-**		**-**	**-**		**-**	**-**	**739.2**

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2011	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2012 (9)	14.0	-	-	-	-	4.0	4.0	62.6	-	-	-	-	-	62.6	62.6	55.5
2013	18.3	-	-	-	-	4.9	4.9	74.9	-	-	-	-	-	74.9	137.5	58.6
2014	18.3	-	-	-	-	4.5	4.5	66.4	-	-	-	-	-	66.4	203.9	45.2
2015	18.3	-	-	-	-	4.1	4.1	59.0	-	-	-	-	-	59.0	262.9	34.9
2016	18.3	-	-	-	-	3.7	3.7	52.8	-	-	-	-	-	52.8	315.6	27.2
2017	18.3	-	-	-	-	3.4	3.4	46.9	-	-	-	-	-	46.9	362.5	21.0
2018	18.3	-	-	-	-	3.2	3.2	41.9	-	-	-	-	-	41.9	404.4	16.3
2019	18.3	-	-	-	-	2.9	2.9	37.4	-	-	-	-	-	37.4	441.8	12.7
2020	18.3	-	-	-	-	2.7	2.7	33.6	-	-	-	-	-	33.6	475.4	9.9
2021	18.3	-	-	-	-	2.5	2.5	29.9	-	-	-	-	-	29.9	505.2	7.6
2022 (5)	7.6	-	-	-	-	0.9	0.9	10.4	-	-	-	-	-	10.4	515.6	2.3
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	515.6	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	515.6	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	496.1	-2.9
10.17 yr	**186.6**	**19.5**	**-**	**-**	**-**	**37.0**	**37.0**	**496.1**	**-**	**-**	**-**	**-**	**-**	**496.1**		**288.3**

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	10.17 yr / 13.17 yr
Econ. RLI	6.67 yr
Price Deck	SC120111
Stream Price	General Price
COS/ COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	17.0	11.0	-	11.0	9.2	496.1	405.6	338.7	288.3	249.6	219.2
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**17.0**	**11.0**	**-**	**11.0**	**9.2**	**496.1**	**405.6**	**338.7**	**288.3**	**249.6**	**219.2**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
PNP Wells
Kearney 4-25H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	29,996	34,000	-
Cum. Production at 2011/04/30	bbl	17,020	17,020	-
Gross Lease Oil Reserves	bbl	12,975	16,980	-
Company Share Oil Reserves	bbl	8,434	11,037	-

General	
Production Status	Producer: Producer
Well Name	KEARNEY 4-25H
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Well expected back on production in 2012 Q1

Kearney 4-25H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
Proved Oil Forecast
Proved & Probable Oil Forecast
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Area	PNP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/04	2012/04
Forecast End (yyyy/mm)	2019/12	2022/05
Initial Rate (bopd)	7.0	7.0
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.50	0.50
Initial Decline (%/year)	13.6	10.4
Recoverable Res. (Mbbl)	30.0	34.0
Rem. @2011/04/30 (Mbbl)	13.0	17.0

Production Summary to 2011/04/30		
Cum. Oil	17.0	Mbbl
Cum. Water	1151.0	bbl

McDaniel & Associates Consultants Ltd.

Kearney 4-25H-164N-97W

Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PNP Wells	Forecast Summary	Pr	P+P		Pr	P+P	Production Summary to 2011/04/30		
Zone	OUNGRE	Forecast Start (yyyy/mm)	2012/04	2012/04	Decline Exponent	0.50	0.50	Cum. Oil	17.0	Mbbl
Pool	Madison	Forecast End (yyyy/mm)	2019/12	2022/05	Initial Decline (%/year)	13.6	10.4	Cum. Water	1151.0	bbl
On Production Date	2006/03/01	Initial Rate (bopd)	7.0	7.0	Recoverable Res. (Mbbl)	30.0	34.0			
		Final Rate (bopd)	3.0	3.0	Rem. @2011/04/30 (Mbbl)	13.0	17.0			

McDaniel & Associates Consultants Ltd.

Kearney 4-25H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
Cumulative Oil Production (Mbbl)

Area	PNP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/04	2012/04
Forecast End (yyyy/mm)	2019/12	2022/05
Initial Rate (bopd)	7.0	7.0
Final Rate (bopd)	3.0	3.0

	Pr	P+P
Decline Exponent	0.50	0.50
Initial Decline (%/year)	13.6	10.4
Recoverable Res. (Mbbl)	30.0	34.0
Rem. @2011/04/30 (Mbbl)	13.0	17.0

Production Summary to 2011/04/30		
Cum. Oil	17.0	Mbbl
Cum. Water	1151.0	bbl

McDaniel & Associates Consultants Ltd.

12-0031 / SC120111

2012/02/01 10:27

JayHawk Energy Inc.
Well Production History

Kearney 4-25H-164N-97W
KEARNEY 4-25H

General	
Area Name	PNP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/03
Well Status	Producer: Producer
Status Date	2011/04
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2010/05/01 to 2011/04/30	
Oil Rates:	bbl/Cal. day	4.9
	bbl/Op. day	7.5
	bbl/month	148
Water Cut	%	2

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2008/01	744	9.3		288		5	9,380		607		2
2008/02	696	9.3		270		8	9,649		615		3
2008/03	552	8.9		204		7	9,853		622		3
2008/04	720	8.6		259		10	10,113		632		4
2008/05	744	8.3		256		7	10,369		639		3
2008/06	720	8.4		252		8	10,621		648		3
2008/07	720	8.5		254		56	10,875		704		18
2008/08	744	8.3		256		8	11,131		712		3
2008/09	648	8.5		230		6	11,362		718		3
2008/10	696	8.5		245		61	11,607		779		20
2008/11	720	7.5		225		8	11,832		787		4
2008/12							11,832		787		
2009/01	360	7.9		118		3	11,951		790		3
2009/02	120	25.0		125		12	12,076		802		9
2009/03	288	21.9		262		23	12,338		826		8
2009/04	720	7.8		234		8	12,573		834		3
2009/05	648	6.9		185		5	12,758		839		3
2009/06	480	13.5		269		3	13,027		842		1
2009/07	600	10.8		271		3	13,298		845		1
2009/08	744	8.4		261		2	13,559		847		1
2009/09	696	8.6		249		7	13,808		854		3
2009/10	672	7.5		210		210	14,019		1,064		50
2009/11	720	7.3		218		14	14,237		1,078		6
2009/12	552	5.7		131		10	14,368		1,088		7
2010/01	744	7.8		240		7	14,608		1,095		3
2010/02	672	7.4		206		5	14,815		1,100		2
2010/03	744	7.2		222		8	15,037		1,108		4
2010/04	720	7.0		209		7	15,246		1,115		3
2010/05	720	7.4		222		3	15,468		1,118		1
2010/06	720	7.1		214			15,682		1,118		
2010/07	744	7.0		216		3	15,898		1,121		1
2010/08							15,898		1,121		
2010/09	720	7.2		215		3	16,113		1,125		1
2010/10	744	7.1		219		3	16,332		1,128		1
2010/11	720	6.2		187		5	16,519		1,133		3
2010/12	696	7.4		214		5	16,733		1,138		2
2011/01	552	7.3		167		5	16,900		1,143		3
2011/02							16,900		1,143		
2011/03	24	45.3		45		5	16,945		1,148		10
2011/04	72	25.0		75		3	17,020		1,151		4

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved Undeveloped

Sec 35-164N-97W Hz PUD Loc

Year	WI Wells	Co. Share Oil Cal Day Rate bbl/d	Co. Share Oil Volume Mbbl	Co. Share Oil Avg. Price $/bbl	Co. Share Oil Sales Revenue M$	Co. Share Sales Gas Cal Day Rate Mcf/d	Co. Share Sales Gas Volume MMcf	Co. Share Sales Gas Avg. Price $/Mcf	Co. Share Sales Gas Sales Revenue M$	Co. Share Liquids Cal Day Rate bbl/d	Co. Share Liquids Volume Mbbl	Co. Share Liquids Avg. Price $/bbl	Co. Share Liquids Sales Revenue M$	Co. Share Sulphur Cal Day Rate LT/d	Co. Share Sulphur Volume MLT	Co. Share Sulphur Avg. Price $/LT	Co. Share Sulphur Sales Revenue M$	Sales Revenue M$
2012 (5)	0.65	27.1	4.2	80.00	332.3	-	-	-	-	-	-	-	-	-	-	-	-	332.3
2013	0.65	17.2	6.3	80.00	502.8	-	-	-	-	-	-	-	-	-	-	-	-	502.8
2014	0.65	10.5	3.8	80.00	307.8	-	-	-	-	-	-	-	-	-	-	-	-	307.8
2015	0.65	7.5	2.7	80.00	219.8	-	-	-	-	-	-	-	-	-	-	-	-	219.8
2016	0.65	5.9	2.1	80.00	171.5	-	-	-	-	-	-	-	-	-	-	-	-	171.5
2017	0.65	4.8	1.8	80.00	140.0	-	-	-	-	-	-	-	-	-	-	-	-	140.0
2018	0.65	4.1	1.5	80.00	118.6	-	-	-	-	-	-	-	-	-	-	-	-	118.6
2019	0.65	3.5	1.3	80.00	102.8	-	-	-	-	-	-	-	-	-	-	-	-	102.8
2020	0.65	3.1	1.1	80.00	91.0	-	-	-	-	-	-	-	-	-	-	-	-	91.0
2021	0.65	2.8	1.0	80.00	81.2	-	-	-	-	-	-	-	-	-	-	-	-	81.2
2022 (2)	0.65	2.6	0.2	80.00	12.2	-	-	-	-	-	-	-	-	-	-	-	-	12.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.58 yr			26.0	80.00	2,080.0		-	-	-		-	-	-		-	-	-	2,080.0

Year	Adj. Royalties Manual M$	Adj. Royalties Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$	Net Revenue M$
2012 (5)	-	59.0	-	59.0	17.8	22.3	3.4	273.3	-	-	-	-	-	-	-	-	-	273.3
2013	-	89.2	-	89.2	17.8	14.2	5.2	413.5	-	-	-	-	-	-	-	-	-	413.5
2014	-	54.6	-	54.6	17.8	8.7	3.2	253.2	-	-	-	-	-	-	-	-	-	253.2
2015	-	39.0	-	39.0	17.8	6.2	2.3	180.8	-	-	-	-	-	-	-	-	-	180.8
2016	-	30.4	-	30.4	17.8	4.8	1.8	141.0	-	-	-	-	-	-	-	-	-	141.0
2017	-	24.9	-	24.9	17.7	3.9	1.4	115.2	-	-	-	-	-	-	-	-	-	115.2
2018	-	21.0	-	21.0	17.8	3.3	1.2	97.5	-	-	-	-	-	-	-	-	-	97.5
2019	-	18.3	-	18.3	17.8	2.9	1.1	84.6	-	-	-	-	-	-	-	-	-	84.6
2020	-	16.2	-	16.2	17.8	2.6	0.9	74.9	-	-	-	-	-	-	-	-	-	74.9
2021	-	14.4	-	14.4	17.8	2.3	0.8	66.8	-	-	-	-	-	-	-	-	-	66.8
2022 (2)	-	2.2	-	2.2	17.7	2.1	0.1	10.1	-	-	-	-	-	-	-	-	-	10.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.58 yr	-	369.2	-	369.2	17.8		21.4	1,710.8		-	-		-	-		-	-	1,710.8

Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Capital Costs Property M$	Capital Costs Leasehold M$	Capital Costs Tangible M$	Capital Costs Intangible M$	Capital Costs Total M$	Before Tax Cash Flow BTCF M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow NPV @ 15.0% M$
2012 (5)	8.9	-	-	-	-	31.4	31.4	232.9	-	-	65.0	845.0	910.0	-677.1	-677.1	-613.0
2013	21.5	-	-	-	-	47.6	47.6	344.5	-	-	-	-	-	344.5	-332.5	269.8
2014	21.5	-	-	-	-	29.1	29.1	202.6	-	-	-	-	-	202.6	-129.9	137.9
2015	21.5	-	-	-	-	20.8	20.8	138.5	-	-	-	-	-	138.5	8.6	82.0
2016	21.5	-	-	-	-	16.2	16.2	103.4	-	-	-	-	-	103.4	112.0	53.2
2017	21.5	-	-	-	-	13.2	13.2	80.5	-	-	-	-	-	80.5	192.4	36.0
2018	21.5	-	-	-	-	11.2	11.2	64.9	-	-	-	-	-	64.9	257.3	25.2
2019	21.5	-	-	-	-	9.7	9.7	53.4	-	-	-	-	-	53.4	310.7	18.1
2020	21.5	-	-	-	-	8.6	8.6	44.8	-	-	-	-	-	44.8	355.5	13.2
2021	21.5	-	-	-	-	7.7	7.7	37.7	-	-	-	-	-	37.7	393.2	9.6
2022 (2)	3.6	-	-	-	-	1.2	1.2	5.3	-	-	-	-	-	5.3	398.5	1.2
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	398.5	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	398.5	-
2025	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	379.0	-2.9
9.58 yr	205.6	19.5	-	-	-	196.7	196.7	1,289.0	-	-	65.0	845.0	910.0	379.0		30.5

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	9.58 yr / 12.58 yr
Econ. RLI	2.28 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Before Tax Cash Flow NPV (M$) 0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	40.0	26.0	-	26.0	21.4	379.0	226.7	114.5	30.5	-33.3	-82.4
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	40.0	26.0	-	26.0	21.4	379.0	226.7	114.5	30.5	-33.3	-82.4

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2011
Proved + Prob. Undeveloped

Sec 35-164N-97W Hz PUD Loc

		Co. Share Oil				Co. Share Sales Gas				Co. Share Liquids				Co. Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $/Mcf	Sales Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $/bbl	Sales Revenue M$	Cal Day Rate LT/d	Volume MLT	Avg. Price $/LT	Sales Revenue M$	Sales Revenue M$
2012 (5)	0.65	27.1	4.2	80.00	332.3	-	-	-	-	-	-	-	-	-	-	-	-	332.3
2013	0.65	17.4	6.4	80.00	508.9	-	-	-	-	-	-	-	-	-	-	-	-	508.9
2014	0.65	11.8	4.3	80.00	345.1	-	-	-	-	-	-	-	-	-	-	-	-	345.1
2015	0.65	9.0	3.3	80.00	264.0	-	-	-	-	-	-	-	-	-	-	-	-	264.0
2016	0.65	7.3	2.7	80.00	214.4	-	-	-	-	-	-	-	-	-	-	-	-	214.4
2017	0.65	6.2	2.2	80.00	179.7	-	-	-	-	-	-	-	-	-	-	-	-	179.7
2018	0.65	5.3	1.9	80.00	155.0	-	-	-	-	-	-	-	-	-	-	-	-	155.0
2019	0.65	4.7	1.7	80.00	136.3	-	-	-	-	-	-	-	-	-	-	-	-	136.3
2020	0.65	4.2	1.5	80.00	121.9	-	-	-	-	-	-	-	-	-	-	-	-	121.9
2021	0.65	3.8	1.4	80.00	109.8	-	-	-	-	-	-	-	-	-	-	-	-	109.8
2022	0.65	3.4	1.3	80.00	100.1	-	-	-	-	-	-	-	-	-	-	-	-	100.1
2023	0.65	3.1	1.1	80.00	91.9	-	-	-	-	-	-	-	-	-	-	-	-	91.9
2024	0.65	2.9	1.1	80.00	85.2	-	-	-	-	-	-	-	-	-	-	-	-	85.2
2025	0.65	2.7	1.0	80.00	79.0	-	-	-	-	-	-	-	-	-	-	-	-	79.0
2026 (1)	0.65	2.5	0.1	80.00	6.2	-	-	-	-	-	-	-	-	-	-	-	-	6.2
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
13.50 yr			**34.1**	**80.00**	**2,730.0**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**2,730.0**

	Adj. Royalties					Net Oil			Net Sales Gas			Net Liquids			Net Sulphur			
Year	Manual M$	Lease & Override M$	NPI Paid M$	Total Roy. & Burden M$	Total Roy. & Burden %	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$	Cal Day Rate LT/d	Volume MLT	Net Revenue M$	Net Revenue M$
2012 (5)	-	59.0	-	59.0	17.8	22.3	3.4	273.3	-	-	-	-	-	-	-	-	-	273.3
2013	-	90.3	-	90.3	17.8	14.3	5.2	418.6	-	-	-	-	-	-	-	-	-	418.6
2014	-	61.3	-	61.3	17.8	9.7	3.5	283.9	-	-	-	-	-	-	-	-	-	283.9
2015	-	46.9	-	46.9	17.8	7.4	2.7	217.2	-	-	-	-	-	-	-	-	-	217.2
2016	-	38.1	-	38.1	17.8	6.0	2.2	176.4	-	-	-	-	-	-	-	-	-	176.4
2017	-	31.9	-	31.9	17.8	5.1	1.8	147.8	-	-	-	-	-	-	-	-	-	147.8
2018	-	27.5	-	27.5	17.8	4.4	1.6	127.5	-	-	-	-	-	-	-	-	-	127.5
2019	-	24.2	-	24.2	17.8	3.8	1.4	112.1	-	-	-	-	-	-	-	-	-	112.1
2020	-	21.6	-	21.6	17.8	3.4	1.3	100.3	-	-	-	-	-	-	-	-	-	100.3
2021	-	19.5	-	19.5	17.8	3.1	1.1	90.3	-	-	-	-	-	-	-	-	-	90.3
2022	-	17.8	-	17.8	17.8	2.8	1.0	82.3	-	-	-	-	-	-	-	-	-	82.3
2023	-	16.3	-	16.3	17.8	2.6	0.9	75.6	-	-	-	-	-	-	-	-	-	75.6
2024	-	15.1	-	15.1	17.8	2.4	0.9	70.1	-	-	-	-	-	-	-	-	-	70.1
2025	-	14.0	-	14.0	17.8	2.2	0.8	65.0	-	-	-	-	-	-	-	-	-	65.0
2026 (1)	-	1.1	-	1.1	17.7	2.1	0.1	5.1	-	-	-	-	-	-	-	-	-	5.1
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
13.50 yr	**-**	**484.6**	**-**	**484.6**	**17.8**		**28.1**	**2,245.4**		**-**	**-**		**-**	**-**		**-**	**-**	**2,245.4**

									Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$	Abandon. M$	Salvage M$	Other Revenue M$	Ad Valorem M$	Severance M$	Total Ad Val & Sev M$	Net Op. Income M$	Property M$	Leasehold M$	Tangible M$	Intangible M$	Total M$	BTCF M$	Cum. M$	NPV @ 15.0% M$
2012 (5)	8.9	-	-	-	-	31.4	31.4	232.9	-	-	65.0	845.0	910.0	-677.1	-677.1	-613.0
2013	21.5	-	-	-	-	48.1	48.1	349.0	-	-	-	-	-	349.0	-328.1	273.3
2014	21.5	-	-	-	-	32.6	32.6	229.8	-	-	-	-	-	229.8	-98.3	156.5
2015	21.5	-	-	-	-	25.0	25.0	170.7	-	-	-	-	-	170.7	72.4	101.1
2016	21.5	-	-	-	-	20.3	20.3	134.6	-	-	-	-	-	134.6	207.1	69.3
2017	21.5	-	-	-	-	17.0	17.0	109.4	-	-	-	-	-	109.4	316.4	49.0
2018	21.5	-	-	-	-	14.7	14.7	91.4	-	-	-	-	-	91.4	407.8	35.6
2019	21.5	-	-	-	-	12.9	12.9	77.8	-	-	-	-	-	77.8	485.6	26.3
2020	21.5	-	-	-	-	11.5	11.5	67.3	-	-	-	-	-	67.3	552.9	19.8
2021	21.5	-	-	-	-	10.4	10.4	58.5	-	-	-	-	-	58.5	611.4	15.0
2022	21.5	-	-	-	-	9.5	9.5	51.4	-	-	-	-	-	51.4	662.8	11.4
2023	21.5	-	-	-	-	8.7	8.7	45.5	-	-	-	-	-	45.5	708.2	8.8
2024	21.5	-	-	-	-	8.1	8.1	40.6	-	-	-	-	-	40.6	748.8	6.8
2025	21.5	-	-	-	-	7.5	7.5	36.1	-	-	-	-	-	36.1	784.9	5.3
2026 (1)	1.8	-	-	-	-	0.6	0.6	2.7	-	-	-	-	-	2.7	787.6	0.3
Rem.	-	19.5	-	-	-	-	-	-19.5	-	-	-	-	-	-19.5	768.1	-1.6
13.50 yr	**289.6**	**19.5**	**-**	**-**	**-**	**258.2**	**258.2**	**1,678.1**	**-**	**-**	**65.0**	**845.0**	**910.0**	**768.1**		**163.9**

Country/State	United States/North Dakota
Mineral Owner	N/A
Prod. Category	None
Incentive	None
Econ. Calc. Date	Oct 2010
Avg. Co. Share	65.00%
Econ. Life/To Aban.	13.50 yr / 16.50 yr
Econ. RLI	3.00 yr
Price Deck	SC120111
Stream Price	General Price
COS / COO	100.0% / 100.0%

	Remaining Reserves					Before Tax Cash Flow NPV (M$)					
Product	Gross	WI	RI	Co. Share	Net	0.0%	5.0%	10.0%	15.0%	20.0%	25.0%
Light/Med. Oil (Mbbl)	52.5	34.1	-	34.1	28.1	768.1	487.6	297.4	163.9	67.5	-4.0
Heavy Oil (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Credit						-	-	-	-	-	-
Total (Mboe) / BT C.F.	**52.5**	**34.1**	**-**	**34.1**	**28.1**	**768.1**	**487.6**	**297.4**	**163.9**	**67.5**	**-4.0**

JayHawk Energy Inc.

Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2011
Undeveloped Locations
Sec 35-164N-97W Hz PUD Loc

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	% PV	-	-	-
Shrinkage Factor	.frac	-	-	-
Discovered OIIP / Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Porosity X Thickness	% ft	-	-	-
Gross Thickness	ft	-	-	-
Net Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at September 30, 2011				
Discovered OIIP	bbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	bbl	40,000	52,500	-
Gross Lease Oil Reserves	bbl	40,000	52,500	-
Company Share Oil Reserves	bbl	26,000	34,125	-

General	
Production Status	Producer: Producer
Well Name	Burner 1-34H-164N-97W Copy
Pool Name	Madison
Zone Depth	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Reserves based on analysis of offsetting producers

Sec 35-164N-97W Hz PUD Loc

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Monthly Oil Production (bbl)
Daily Oil Rate (bbl/day/well)
10000
1000
100
10
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Proved Oil Forecast
Proved & Probable Oil Forecast

Area	Undeveloped Locations
Zone	OUNGRE
Pool	Madison
On Production Date	2012/08/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/08	2012/08
Forecast End (yyyy/mm)	2022/02	2026/01
Initial Rate (bopd)	50.0	50.0
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	1.00	1.00
Initial Decline (%/year)	100.0	100.0
Recoverable Res. (Mbbl)	40.0	52.5
Rem. @2011/09/30 (Mbbl)	40.0	52.5

Production Summary to 2011/09/30

McDaniel & Associates Consultants Ltd.

Sec 35-164N-97W Hz PUD Loc

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl)
Monthly Oil Production (bbl)
Oil Cut (%)
Proved Oil Forecast
Proved & Probable Oil Forecast
2000
1800
1600
1400
1200
1000
800
600
400
200
0
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80
Cumulative Oil Production (Mbbl)

Area	Undeveloped Locations
Zone	OUNGRE
Pool	Madison
On Production Date	2012/08/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/08	2012/08
Forecast End (yyyy/mm)	2022/02	2026/01
Initial Rate (bopd)	50.0	50.0
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	1.00	1.00
Initial Decline (%/year)	100.0	100.0
Recoverable Res. (Mbbl)	40.0	52.5
Rem. @2011/09/30 (Mbbl)	40.0	52.5

Production Summary to 2011/09/30

McDaniel & Associates Consultants Ltd.

Sec 35-164N-97W Hz PUD Loc

Semi-log Rate/Cum Production History



Total Fluid (bbl)
Oil Cut (%)
Gas/Oil Ratio (scf/bbl)
Monthly Oil Production (bbl)
Proved Oil Forecast
Proved & Probable Oil Forecast
10000
1000
100
10
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
80
Cumulative Oil Production (Mbbl)

Area	Undeveloped Locations
Zone	OUNGRE
Pool	Madison
On Production Date	2012/08/01

Forecast Summary	Pr	P+P
Forecast Start (yyyy/mm)	2012/08	2012/08
Forecast End (yyyy/mm)	2022/02	2026/01
Initial Rate (bopd)	50.0	50.0
Final Rate (bopd)	4.0	4.0

	Pr	P+P
Decline Exponent	1.00	1.00
Initial Decline (%/year)	100.0	100.0
Recoverable Res. (Mbbl)	40.0	52.5
Rem. @2011/09/30 (Mbbl)	40.0	52.5

Production Summary to 2011/09/30

McDaniel & Associates Consultants Ltd.